UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                         Delta Woodside Industries, Inc.
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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
                         DELTA WOODSIDE INDUSTRIES, INC.
                            100 AUGUSTA ROAD (29601)
                              POST OFFICE BOX 6126
                        GREENVILLE, SOUTH CAROLINA 29606
                            TELEPHONE (864) 255-4122

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                NOVEMBER 7, 2000

TO OUR SHAREHOLDERS:

     Notice is hereby given that the Annual Meeting of Shareholders of Delta Woodside Industries, Inc., a South Carolina corporation ("Delta Woodside"), will be held at the Gunter Theater, 320 South Main Street, Greenville, South Carolina, on Tuesday, November 7, 2000, at 9:00 a.m., local time, for the following purposes:

     1. To elect six directors to serve until the next annual meeting of shareholders of Delta Woodside or until their successors have been duly elected and qualified;

     2. To vote on a proposal to approve the Delta Woodside Industries, Inc. 2000 Stock Option Plan pursuant to which options to acquire up to 1,667,000 shares of Delta Woodside's common stock, $0.01 par value per share, may be granted;

     3. To vote on a proposal to approve the new Delta Woodside Industries, Inc. Incentive Stock Award Plan pursuant to which awards covering up to 667,000 share of Delta Woodside's common stock, $0.01 par value per share, may be granted;

     4. To vote on the ratification of the appointment of KPMG LLP as independent auditors for Delta Woodside for fiscal 2001; and

     5. To act on such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     The Board of Directors of Delta Woodside recommends that shareholders vote FOR the nominees for director listed in the Delta Woodside proxy statement enclosed with this notice and FOR approval of the proposals described in items 2 through 4 above.

     Delta Woodside has fixed the close of business on September 20, 2000 as the record date for the determination of the shareholders of Delta Woodside entitled to receive notice of and to vote at the Annual Meeting. Only shareholders of record of Delta Woodside at the close of business on September 20, 2000 will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

     Whether or not you expect to be present at the Annual Meeting, please complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States.

                                         By Order of the Board of Directors,

                                         /s/ William H. Hardman, Jr.
                                         ---------------------------
                                         William H. Hardman, Jr.,
October 6, 2000                          Secretary

                         DELTA WOODSIDE INDUSTRIES, INC.
                            100 Augusta Road (29601)
                              Post Office Box 6126
                        Greenville, South Carolina 29606
                            Telephone (864) 255-4122

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 7, 2000

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Delta Woodside Industries, Inc., a South Carolina corporation ("Delta Woodside" or the "Company"), to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held at the Gunter Theater, 320 South Main Street, Greenville, South Carolina at 9:00 a.m. on Tuesday, November 7, 2000. The approximate date of mailing this Proxy Statement and the accompanying proxy is Friday, October 6, 2000.

     Only shareholders of record at the close of business on September 20, 2000 are entitled to receive notice of and to vote at the Annual Meeting. As of such date, there were outstanding 24,156,625 shares of common stock, $.01 par value (the only voting securities), of the Company. Each share is entitled to one vote.

     Each shareholder described above will be sent this Proxy Statement, the accompanying Notice of Annual Meeting and a proxy card. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by (i) delivery to the Secretary of the Company, at or before the Annual Meeting, of a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Annual Meeting or (iii) attending the Annual Meeting and giving notice of revocation to the Secretary of the Company or in open meeting prior to the proxy being voted (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Delta Woodside Industries, Inc., Post Office Box 6126, Greenville, South Carolina 29606, Attention: Secretary.

     All shares represented by valid proxies received pursuant to the solicitation and prior to voting at the meeting and not revoked before they are exercised will be voted. If a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with such specification. If no contrary instructions are indicated, all shares represented by a proxy will be voted (1) FOR election to the Board of Directors of the nominees described herein, (2) FOR approval of the Delta Woodside Industries, Inc. 2000 Stock Option Plan (the "New Stock Option Plan"), (3) FOR approval of the Delta Woodside Industries, Inc. new Incentive Stock Award Plan (the "New Incentive Stock Award Plan") and (4) FOR ratification of the appointment of KPMG LLP as independent auditors for the Company for fiscal year 2001, and in the discretion of the proxy holders as to all other matters that may properly come before the Annual Meeting.

     The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of common stock at September 20, 2000 is necessary to constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Shareholders do not have the right to cumulate their votes in the election of directors. The New Stock Option Plan and the New Incentive Stock Award Plan will be approved in each case if a quorum is present, the aggregate number of votes cast on the matter exceeds a majority of the shares outstanding on September 20, 2000 and the number of votes cast for the matter exceeds the number of votes cast against the matter. Abstentions and broker non-votes, which are separately tabulated, are included in the determination of the number of shares present for quorum purposes. Abstentions and broker non-votes have no effect on the election of directors if a quorum is present. Abstentions and broker non-votes do not count as votes cast in the vote to approve the New Stock Option Plan or the New Incentive Stock Award Plan; however, if an adequate number of votes are cast, abstentions and broker non-votes will not otherwise affect the vote to approve the New Stock Option Plan or the New Incentive Stock Award Plan. Shareholders do not have any dissenters' rights or appraisal rights with respect to any matter described in this proxy statement.

                  THE SPIN-OFFS OF DELTA APPAREL AND DUCK HEAD

     Until June 30, 2000, the Company had two apparel businesses and a textile fabrics business. One of the apparel businesses was conducted by the Company's Delta Apparel Company division, a vertically integrated supplier of knit apparel, particularly T-shirts, sportswear and fleece goods. The other apparel business was conducted by the Company's Duck Head Apparel Company division, which designed, sourced, produced, marketed and distributed boys' and men's value-oriented casual sportswear. The textile fabrics business was conducted by the Company's Delta Mills Marketing Company division, which engages in the manufacture and sale of a broad range of finished apparel fabrics primarily to branded apparel manufacturers and resellers and private label apparel manufacturers.

     During fiscal 2000, the Company's board of directors determined that it was in the best interest of the Company and its shareholders to separate the three businesses into three independent companies. In May of 2000, the Company internally reorganized its business operations such that (i) all of the assets and operations of the Delta Apparel Company division were transferred to a newly-formed direct subsidiary of the Company named Delta Apparel, Inc. ("Delta Apparel") or to a subsidiary of Delta Apparel, (ii) all of the assets and operations of the Duck Head Apparel Company division were transferred to another newly-formed direct subsidiary of the Company named Duck Head Apparel Company, Inc. ("Duck Head") or to a subsidiary of Duck Head, and (iii) the Company's subsidiary Delta Mills, Inc., which includes all of the assets and operations of the Delta Mills Marketing Company division, became a direct subsidiary of the Company.

      On June 30, 2000, the Company simultaneously spun-off Delta Apparel and Duck Head. All of the outstanding common stock of Delta Apparel and all of the outstanding common stock of Duck Head were distributed to the shareholders of the Company pro rata based on their record ownership on June 19, 2000 of the Company's common stock.

     In connection with the spin-offs, E. Erwin Maddrey, II resigned as President and Chief Executive Officer of the Company (though he remains a director of the Company), Jane H. Greer resigned as Vice President and Secretary of the Company, David R. Palmer resigned as Controller of the Company and Brenda
L. Jones resigned as Assistant Secretary of the Company.


                                     ITEM 1
                              ELECTION OF DIRECTORS

     The by-laws of the Company provide that the number of Directors to be elected at any meeting of shareholders may be determined by the Board of Directors. The Board has determined that six Directors shall be elected at the Annual Meeting. The shareholders' common stock may not be voted cumulatively in the election of Directors.

     The following six persons are nominees for election as Directors at the Annual Meeting to serve until the next annual meeting of shareholders of the Company or until their successors are duly elected and qualified. Unless authority to vote at the election of Directors is withheld, it is the intention of the persons named in the enclosed form of proxy to nominate and vote for the persons named below, all of whom are currently Directors of the Company. Except as otherwise noted below, the business address of each nominee is Delta Woodside Industries, Inc., 100 Augusta Road (zip code 29601),Post Office Box 6126, Greenville, South Carolina 29606. Each such person is a citizen of the United States. There are no family relationships among the Directors and the executive officers of the Company.

     Management of the Company believes that all of the nominees will be available and able to serve as Directors, but in the event any nominee is not available or able to serve, the shares represented by the proxies will be voted for such substitute as shall be designated by the Board of Directors.


NAME AND AGE                                  PRINCIPAL OCCUPATION                    DIRECTOR SINCE (1)

William F. Garrett (59)                 President and Chief Executive Officer                1998
                                        of the Company (2)

C. C. Guy (67)                          Retired Businessman                                  1984
                                        Shelby, North Carolina (3) (8) (9)

Dr. James F. Kane (68)                  Dean Emeritus of the College of                      1986
                                        Business Administration of the
                                        University of South Carolina
                                        Columbia, South Carolina (4) (8) (9)(10)

Dr. Max Lennon (60)                     President of Mars Hill College                       1986
                                        Mars Hill, North Carolina (5) (8) (9)(10)(11)

E. Erwin Maddrey, II (59)               President of Maddrey & Associates                    1984
                                        Greenville, South Carolina (6)(11)

Buck A. Mickel (44)                     President and Chief Executive Officer                1984
                                        of RSI Holdings, Inc.
                                        Greenville, South Carolina (7) (9)(11)

     (1) Includes service as a director of the Company's predecessor by merger, Delta Woodside Industries, Inc., a Delaware corporation ("Old Delta Woodside"), or any predecessor company to Old Delta Woodside.

     (2) William F. Garrett served as a divisional Vice President of J. P. Stevens & Company, Inc. from 1982 to 1984, and as a divisional President of J.
P. Stevens & Company, Inc. from 1984 until 1986, at which time the Delta Mills Marketing Company division was acquired by a predecessor of Old Delta Woodside. From 1986 until June 2000 he served as the President of Delta Mills Marketing Company, a division of a subsidiary of the Company. Mr. Garrett became President and Chief Executive Officer of the Company in June 2000. Mr. Garrett is also a director of Delta Apparel and Duck Head.

     (3) C. C. Guy served as Chairman of the Board of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors in 1984 until November 1989. Since before the November 15, 1989 merger (which this document refers to as the "RSI Merger") of Old Delta Woodside into RSI Corporation, a South Carolina corporation which changed its name to Delta Woodside Industries, Inc. and is now Delta Woodside, he has been a director of RSI Holdings, Inc., and from before the RSI Merger until January 1995 he also served as President of RSI Holdings, Inc. RSI Holdings, Inc. until 1992 was engaged in the sale of outdoor power equipment, until 1994 was engaged in the sale of turf care products, until January 2000 was engaged in the consumer finance business and currently has ceased business operations but is evaluating other business opportunities. Prior to November 15, 1989, RSI Holdings, Inc. was a subsidiary of RSI Corporation. Mr. Guy served from October 1979 until November 1989 as President, Treasurer and a director of RSI Corporation. Prior to the RSI Merger, RSI Corporation owned approximately 40% of the outstanding shares of common stock of Old Delta Woodside and, among other matters, was engaged in the office supply business, as well as the businesses of selling outdoor power equipment and turf care products. Mr. Guy also serves as a director of Delta Apparel and Duck Head.

     (4) Dr. James F. Kane is Dean Emeritus of the College of Business Administration of the University of South Carolina, having retired in 1993 as Dean, in which capacity he had served since 1967. He also serves as a director of Delta Apparel, Duck Head and Glassmaster Company.

     (5) Dr. Max Lennon was President of Clemson University from March 1986 until August 1994. He was President and Chief Executive Officer of Eastern Foods, Inc., which was engaged in the business of manufacturing and distributing food products, from August 1994 until March 1996. He commenced service in March 1996 as President of Mars Hill College. He also serves as a director of Delta Apparel, Duck Head and Duke Power Company.

                                        3

     (6) E. Erwin Maddrey, II was President and Chief Executive Officer of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors in 1984 until the RSI Merger and he served in these positions with Delta Woodside from the RSI Merger until June 2000. He is currently the President of Maddrey & Associates, which oversees its investments and provides consulting services. He also serves as a director of Delta Apparel, Duck Head, and Kemet Corporation.

     (7) Buck A. Mickel was a Vice President of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors until November 1989, Secretary of Old Delta Woodside from November 1986 to March 1987, and Assistant Secretary of Old Delta Woodside from March 1987 to November 1988. He served as Vice President and a director of RSI Holdings, Inc. from before the RSI Merger until January 1995 and as Vice President of RSI Holdings, Inc. from September 1996 until July 1998 and has served as President, Chief Executive Officer and a director of RSI Holdings, Inc. from July 1998 to the present. He served as Vice President of RSI Corporation from October 1983 until November 1989. Mr. Mickel also serves as a director of Delta Apparel and Duck Head.

     (8)  Member of Audit Committee.

     (9)  Member of Compensation Committee.

     (10) Member of Compensation Grants Committee.

     (11) Member of Corporate Governance Committee.

     The Company's Directors hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

     The Board of Directors of the Company met physically or by telephone fourteen times during the fiscal year ended June 30, 2000. The Compensation Committee and the Compensation Grants Committee of the Company met five times, and the Audit Committee of the Company met three times during the fiscal year. The Corporate Governance Committee did not meet during the fiscal year. Each Director attended or participated in at least 75 percent of the meetings of the Board and of any committee of which he was a member.

     The Audit Committee reviews the Company's annual financial statements and any reports or other financial information submitted to any governmental body or the public, makes recommendations to the Board regarding the selection of the Company's independent public accountants, reviews the independence of such accountants, approves the scope of the annual audit, approves the fee payable to the independent accountants, reviews the audit results, reviews the integrity of the Company's internal and external financial reporting process, establishes and maintains a code of ethical conduct for the Company's management and performs other functions set forth in its charter. The Compensation Committee reviews and submits to the Board of Directors suggested executive officers' salaries and bonuses. The Compensation Grants Committee grants awards under the Company's existing incentive stock award plan (the "Old Incentive Stock Award Plan") and the proposed New Incentive Stock Award Plan and options under the Company's previous stock option plan (the "Old Stock Option Plan") and the proposed New Stock Option Plan. The Corporate Governance Committee identifies, interviews and recommends to the Board candidates for election to the Board. The Corporate Governance Committee will also review and report to the Board as to various corporate governance matters.

     The Corporate Governance Committee will consider director nominees recommended by holders of the Company's common stock. Pursuant to the Company's bylaws, shareholder nominations must be in writing and must be received by the Company no later than (i) 120 days prior to the first anniversary of the last annual meeting if the election is to take place at an annual meeting of shareholders or (ii) the close of business on the tenth day after notice of the meeting is first given to shareholders if the election is to take place at a special meeting of the shareholders. The written nomination must include (a) the name of the shareholder who intends to make the nomination and the name(s) of the nominee(s), (b) the class and number of shares held by the nominator as of the record date of the meeting and as of the date of the notice and certain information about record ownership, (c) a description of all arrangements between the nominator and the nominee(s) relating to the nomination, (d) the same information about the nominee(s) that the Company would be required to include in a proxy statement under the Securities and Exchange Commission's proxy rules if the Company were making the nomination, (e) the written consent of each nominee to serve as a director of the Company and (f) any other information the Company may reasonably request. Shareholders must also comply with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder in making director nominations. Copies of the Company's bylaws may be obtained by writing or calling the Company at 100 Augusta Road (29601), Post Office Box 6126, Greenville, South Carolina 29606, Telephone (864) 255-4122, attention: William
H. Hardman, Secretary.


                    STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS
                                 AND MANAGEMENT

     The following table sets forth certain information as of September 20, 2000, regarding the beneficial ownership of the Company's common stock by (i) persons beneficially owning in any case more than five percent of the common stock, (ii) the directors, (iii) the executive officers named in the Summary Compensation Table under "Management Compensation", and (iv) all current directors and executive officers as a group. Unless otherwise noted in the notes to the table, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares of common stock of the Company shown as beneficially owned by them.


                                                           SHARES
                                                        BENEFICIALLY
BENEFICIAL OWNER                                           OWNED                 PERCENTAGE

Reich & Tang Asset Management L. P. (1)                  2,893,000                 12.0%
600 Fifth Avenue
New York, New York  10020

Franklin Resources, Inc. (2)                             2,240,000                  9.3%
Franklin Advisory Services, Inc.
Charles B. Johnson
Rupert H. Johnson, Jr.
777 Mariners Island Boulevard
San Mateo, California  94404

Dimensional Fund Advisors Inc. (3)                       1,942,920                  8.0%
1299 Ocean Avenue, 11th Floor
Santa Monica, California  90401

E. Erwin Maddrey, II (4)                                 3,475,936                 14.4%
233 North Main Street, Suite 200
Greenville, SC  29601

Bettis C. Rainsford (5)                                  3,329,700                 13.8%
108-1/2 Courthouse Square
Post Office Box 388
Edgefield, SC  29824

Buck A. Mickel (6) (7)                                   1,587,428                  6.6%
Post Office Box 6721
Greenville, SC  29606

Micco Corporation (7)                                    1,240,634                  5.1%
Post Office Box 795
Greenville, SC  29602

                                        5

Minor H. Mickel (7) (8)                                  1,578,051                  6.5%
415 Crescent Avenue
Greenville, SC  29605

Minor M. Shaw (7) (9)                                    1,522,847                  6.3%
Post Office Box 795
Greenville, SC  29602

Charles C. Mickel (7) (10)                               1,496,944                  6.2%
Post Office Box 6721
Greenville, SC  29606

William F. Garrett (11)                                    336,725                  1.4%

C. C. Guy (12)                                              38,499                  (19)

James F. Kane (13)                                          40,559                  (19)

Max Lennon (14)                                             28,815                  (19)

William H. Hardman, Jr. (15)                                30,541                  (19)

Robert W. Humphreys (16)                                    89,976                  (19)

Donald C. Walker (17)                                       16,475                  (19)

All current directors and executive officers
as a group (8 Persons) (18)                              5,554,978                23.0%
----------------------

     (1) This information is based on confirmation obtained on September 20, 2000 and on a Schedule 13F that was filed on August 11, 2000 with the Securities and Exchange Commission by Reich & Tang Asset Management L. P. ("Reich & Tang") with respect to the Company's common stock. In their most recent amendment to
Schedule 13G, filed with the Securities and Exchange Commission on February 15, 2000, Reich & Tang reported that, with respect to the Company's common stock, it had shared voting power and shared dispositive power with respect to all of the shares shown. The amendment reported that the shares of the Company's common stock were held on behalf of certain accounts for which Reich & Tang provides investment advice on a fully discretionary basis. The amendment reported that none of such accounts has an interest with respect to more than 5% of the outstanding shares of the Company's common stock.

     (2) This information is based on confirmation obtained on September 19, 2000, on a Schedule 13F that was filed on August 2, 2000 with the Securities and Exchange Commission by Franklin Resources, Inc. ("FRI") and on an amendment to
Schedule 13G filed by FRI with the Securities and Exchange Commission on January 20, 2000 with respect to the Company's common stock. In the amendment, FRI reported that, with respect to the Company's common stock, the shares shown in the table above were beneficially owned by one or more investment companies or other managed accounts that are advised by one or more direct and indirect investment advisory subsidiaries of FRI. The amendment reported that the investment advisory subsidiary(ies) have investment and/or voting power over the securities owned by their investment advisory clients. Accordingly, such subsidiary(ies) may be deemed to be the beneficial owner of the shares shown in the table. The amendment reported that Charles B. Johnson and Rupert H. Johnson, Jr. (the "FRI Principal Shareholders") (each of whom has the same business address as FRI) each own in excess of 10% of the outstanding common stock and are the principal shareholders of FRI and may be deemed to be the beneficial owners of securities held by persons and entities advised by FRI subsidiaries. The amendment reported that one of the investment advisory subsidiaries, Franklin Advisory Services, Inc. (whose address is One Parker Plaza, Sixteenth

                                        6

Floor, Fort Lee, New Jersey 07024), has sole voting and dispositive power with respect to all of the shares shown. FRI, the FRI Principal Shareholders and the investment advisory subsidiaries disclaim any economic interest or beneficial ownership in the shares shown in the table above and are of the view that they are not acting as a "group" for purposes of the Securities Exchange Act of 1934, as amended.

     (3) This  information  is based on  confirmation  obtained on September 19,
2000 and on an amendment to Schedule 13G filed on February 3, 2000 with the Securities and Exchange Commission by Dimensional Fund Advisors Inc. ("Dimensional") with respect to the Company's common stock. Dimensional reported in the amendment that it had sole voting power and sole dispositive power with respect to all of the shares shown. The amendment reports that Dimensional furnishes investment advice to four investment companies and serves as investment manager to certain other investment vehicles, including commingled group trusts, that all of the shares of the Company's common stock were owned by such investment companies or investment vehicles, that Dimensional disclaims beneficial ownership of such securities and that, to the knowledge of Dimensional, no such investment company or investment vehicle client owned more than 5% of the outstanding shares of the Company's common stock.

     (4) Mr. Maddrey is a director of the Company and was its President and Chief Executive Officer until June 2000. The number of shares shown as beneficially owned by Mr. Maddrey includes approximately 33,492 shares allocated to Mr. Maddrey's account in the Company's Employee Stock Purchase Plan, 431,470 shares held by the E. Erwin and Nancy B. Maddrey, II Foundation, a charitable trust, as to which shares Mr. Maddrey holds sole voting and investment power but disclaims beneficial ownership, and approximately 1,074 shares allocated to the account of Mr. Maddrey in the Company's Savings and Investment Plan (the "401(k) Plan"). Mr. Maddrey is fully vested in the shares allocated to his account in the 401(k) Plan.

     (5) This information was provided to the Company by Mr. Rainsford on October 4, 2000. Mr. Rainsford was a director of the Company until September 14, 2000 and until October 1, 1999 was the Executive Vice President, Treasurer and Chief Financial Officer of the Company. The number of shares shown as beneficially owned by Mr. Rainsford includes 35,445 shares held by The Edgefield County Foundation, a charitable trust, as to which shares Mr. Rainsford holds sole voting and investment power but disclaims beneficial ownership, and approximately 167 shares allocated to the account of Mr. Rainsford in the 401(k) Plan. Mr. Rainsford is fully vested in the shares allocated to his account in the 401(k) Plan.

     (6) Buck A. Mickel is a director of the Company. The number of shares shown as beneficially owned by Buck A. Mickel includes 343,923 shares directly owned by him, all of the 1,240,634 shares owned by Micco Corporation, and 2,871shares held by him as custodian for a minor. See Note (7).

     (7) Micco Corporation owns 1,240,634 shares of the Company's common stock. The shares of common stock of Micco Corporation are owned in equal parts by Minor H. Mickel, Buck A. Mickel (a director of the Company), Minor M. Shaw and Charles C. Mickel. Buck A. Mickel, Minor M. Shaw and Charles C. Mickel are the children of Minor H. Mickel. Minor H. Mickel, Buck A. Mickel, Minor M. Shaw and Charles C. Mickel are officers and directors of Micco Corporation. Each of Minor
H. Mickel, Buck A. Mickel, Minor M. Shaw and Charles C. Mickel disclaims beneficial ownership of three quarters of the shares of the Company's common stock owned by Micco Corporation. Minor H. Mickel directly owns 337,417 shares of the Company's common stock. Buck A. Mickel, directly or as custodian for a minor, owns 346,794 shares of the Company's common stock. Charles C. Mickel, directly or as custodian for his children, owns 256,210 shares of the Company's common stock. Minor M. Shaw, directly or as custodian for her children, owns 267,726 shares of the Company's common stock. Minor M. Shaw's husband, through an individual retirement account and as custodian for their children, beneficially owns approximately 14,487 shares of the Company's common stock, as to which shares Minor M. Shaw may also be deemed a beneficial owner. Minor M. Shaw disclaims beneficial ownership with respect to these shares and with respect to the 2,748 shares of the Company's common stock held by her as custodian for her children. The spouse of Charles C. Mickel owns 100 shares of the Company's common stock, as to which shares Charles C. Mickel may also be deemed a beneficial owner. Charles C. Mickel disclaims beneficial ownership with respect to these shares and with respect to the 3,510 shares of the Company's common stock held by him as custodian for his children. Buck A. Mickel disclaims beneficial ownership with respect to the 2,871 shares of the Company's common stock held by him as custodian for a minor.

     (8) The number of shares shown as beneficially owned by Minor H. Mickel includes 337,417 shares directly owned by her and all of the 1,240,634 shares owned by Micco Corporation. See Note (7).

                                        7

     (9) The number of shares shown as beneficially owned by Minor M. Shaw includes 267,726 shares owned by her directly or as custodian for her children, approximately 14,487 shares beneficially owned by her husband through an individual retirement account or as custodian for their children, and all of the 1,240,634 shares owned by Micco Corporation. See Note (7).

     (10) The number of shares shown as beneficially owned by Charles C. Mickel includes 256,210 shares owned by him directly or as custodian for his children, 100 shares owned by his wife and all of the 1,240,634 shares owned by Micco Corporation. See Note (7).

     (11) William F. Garrett is President and Chief Executive Officer and a director of the Company. The number of shares shown as beneficially owned by Mr. Garrett includes approximately 2,087shares allocated to his account in the 401(k) Plan. Mr. Garrett is fully vested in the shares allocated to his account in the 401(k) Plan. Included in the table are 95,000 unissued shares covered by options that are exercisable within 60 days after September 20, 2000. The number of shares shown as beneficially owned does not include any options or awards under the Companies New Stock Option Plan and New Incentive Stock Award Plan.

     (12) C. C. Guy is a director of the Company. The number of shares shown as beneficially owned by C. C. Guy includes 18,968 shares owned by his wife, as to which shares Mr. Guy disclaims beneficial ownership.

     (13) Dr. Kane is a director of the Company. The shares shown as beneficially owned by him are held in a Keogh account or an IRA account.

     (14)  Dr. Lennon is a director of the Company.

     (15) William H. Hardman, Jr. is a Vice President and the Chief Financial Officer, Secretary and Treasurer of the Company. The number of shares shown as beneficially owned by Mr. Hardman includes approximately 1,261shares allocated to his account in the 401(k) Plan. Mr. Hardman is fully vested in the shares allocated to his account in the 401(k) Plan. Included in the table are 12,500 unissued shares covered by options that are exercisable within 60 days after September 20, 2000. The number of shares shown as beneficially owned does not include any options or awards under the Companies New Stock Option Plan and New Incentive Stock Award Plan.

     (16) Mr. Humphreys is President of Delta Apparel and until November 1999 was Vice President-Finance and Assistant Secretary of the Company. The number of shares shown as beneficially owned by Mr. Humphreys includes approximately 1,137 Delta Woodside shares allocated to Mr. Humphreys' account in the Delta Woodside 401(k) Plan. Mr. Humphreys is fully vested in the shares allocated to his account in the Delta Woodside 401(k) Plan. It also includes approximately 1,752 Delta Woodside shares allocated to Mr. Humphreys' account in Delta Woodside's employee stock purchase plan. The number of shares shown in the table includes an aggregate of 22,500 unissued Delta Woodside shares subject to employee stock options under Delta Woodside's stock option plan, all of which are currently exercisable.

     (17) Donald C. Walker is a Vice President and the Controller and Assistant Secretary of the Company. The number of shares shown as beneficially owned by Mr. Walker includes approximately 664 shares allocated to his account in the 401(k) Plan. Mr. Walker is fully vested in the shares allocated to his account in the 401(k) Plan. Included in the table are 3,750 unissued shares covered by options that are exercisable within 60 days after September 20, 2000. The number of shares shown as beneficially owned does not include any options or awards under the Companies New Stock Option Plan and New Incentive Stock Award Plan.

     (18) Includes all shares deemed to be beneficially owned by any current director or executive officer. Includes 3,161 shares of the Company's common stock held for the executive officers on the September 20, 2000 record date for the Annual Meeting by the 401(k) Plan. Each participant in the 401(k) Plan has the right to direct the manner in which the trustee of the Plan votes the shares held by the 401(k) Plan that are allocated to such participant's account. Except for shares as to which such a direction is made, the shares held by the 401(k) Plan will not be voted. The number of shares shown in the table includes an aggregate of 111,250 unissued shares subject to employee stock options held by executive officers that are or may be exercisable within 60 days or less.

                                        8

     (19)  Less than one percent.


                               EXECUTIVE OFFICERS

     The following provides certain information regarding the current executive officers of the Company.


NAME AND AGE                                         POSITION

William F. Garrett (59)                              President and Chief Executive Officer (1)


William H. Hardman, Jr. (59)                         Vice President, Chief Financial Officer,
                                                     Secretary and Treasurer (2)

Donald C. Walker (56)                                Vice President, Controller
                                                     and Assistant Secretary (3)
----------------------------

     (1) See information under "Election of Directors."

     (2) William H. Hardman, Jr. was Vice President of Administration for Delta Mills Marketing Company, a division of a subsidiary of the Company, from 1986 until June of 2000 when he was elected Vice President, Chief Financial Officer, Secretary and Treasurer of the Company.

     (3) Donald C. Walker was Controller of Delta Mills Marketing Company, a division of a subsidiary of the Company, from 1987 until June 2000 when he was elected Vice President, Controller and Assistant Secretary of the Company.


     The Company's executive officers are appointed by the Board of Directors and serve at the pleasure of the Board.

                             MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information for the fiscal years ended June 30, 2000, July 3, 1999, and June 27, 1998 respecting the compensation earned by the current Chief Executive Officer and the other current executive officers who earned salary and bonus in fiscal 2000 in excess of $100,000. Also included is information about the Company's former Chief Executive Officer and three other former executive officers who were three of the four most-highly compensated officers other than the Chief Executive Officer during fiscal 2000 but who were no longer officers as of June 30, 2000. All of the forgoing persons are referred to collectively as the "Named Executives."


                                                        SUMMARY COMPENSATION TABLE


                                            Annual Compensation          Long-Term Compensation
                               -------------------------------------  -----------------------------
                                                                         Awards       Payouts
                                                                         ------       -------

                                                               Other                                 All
                                                              Annual     Securities                 Other
                                                              Compen-    Underlying       LTIP     Compen-
Name and                         Salary        Bonus          sation     Options        Awards    sation
Principal Position       Year    ($)(a)      ($)(a)(b)        ($)(c)     (#)(d)        ($)(e)      ($)
-----------------------------------------------------------------------------------------------------------

William F. Garrett       2000      420,000      520,000(f)     17,518            0      306,000     34,785(o)(v)
 President & Chief       1999      401,539      533,250        19,814            0            0     43,522
 Executive Officer       1998      374,423      685,500        16,102       50,000(m)         0     16,163


William H. Hardman, Jr.  2000      176,500       50,000         7,382            0            0      6,179(p)(v)
 Vice President, Chief   1999      153,231       92,616         8,350            0            0      7,146
 Financial Officer,      1998      146,385      108,992         5,972        3,500(m)         0      3,490
 Treasurer & Secretary

Donald C.Walker          2000       89,537       16,000         1,560            0            0      3,546(q)(v)
 Vice President,         1999       88,553       34,851         1,765            0            0      3,870
 Controller &            1998       85,273       42,798         1,281          750(m)         0      2,214
 Assistant Secretary


E. Erwin Maddrey II      2000      499,352            0        11,677            0      500,000     31,248(r)(v)(w)
 former President &      1999      476,923       80,962        24,556            0            0     33,607
 Chief Executive         1998      500,000      108,243        20,127       20,000(n)         0     36,563
 Officer (g)

Bettis C. Rainsford      2000       64,015(k)         0         9,341            0      360,000    593,412(s)(u)(v)
 former Executive VP,    1999      376,923(k)    64,758        19,645            0            0     15,866
 CFO & Treasurer (h)     1998      450,000(k)    86,579        16,102       16,000(n)         0     16,012


Robert W. Humphreys      2000      311,538      908,700(l)      7,007            0      117,000      6,676(t)(v)
 former VP-Finance and   1999      223,077       94,286        14,733            0            0    543,449
 Assistant Secretary (i) 1998      192,116       16,231        10,538            0            0     52,616

Jane H. Greer            2000      207,692            0         5,549            0      104,100      2,432(u)(v)
 former Vice President   1999      200,000       53,334        12,862            0            0      2,701
 & Secretary (j)         1998      173,500       64,915        10,538            0            0      1,893


     (a) The amounts shown in the column include sums the receipt of which has been deferred pursuant to the 401(k) Plan or the Company's deferred compensation plan.

     (b) Amounts in this column are cash bonuses paid to reward performance. Bonuses are recorded in the above table in the year for which they were earned, though such bonuses are actually paid in the following fiscal year.

     (c) The amounts in this column were paid by the Company in connection with the vesting of awards under the Company's Old Incentive Stock Award Plan and were in each case approximately sufficient, after the payment of all applicable income taxes, to pay the participant's federal and state income taxes attributable to the vesting of the award. Certain service awards vested on the last day of each of fiscal years 1998 and 1999. The tax assistance related to the vesting of these awards is earned, and recorded above, in the year vested though such amounts are actually paid in the fiscal year after the fiscal year in which they are earned.


                                    10

     (d) For purposes of this table, awards under the Company's Old Incentive Stock Award Plan are treated as options.

     (e) 62% of each award constituted a grant of Common Stock valued at $1.50 per share, the closing price for the Common Stock on March 15, 2000, the date of Board authorization of issuance. The remainder of each award consisted of cash to pay expected income taxes on the value of the total award. These awards were made in connection with the termination of the Company's Long Term Incentive Plan prior to the spin-offs of Delta Apparel and Duck Head on June 30, 2000.

     (f) Includes $100,000 earned by Mr. Garrett in fiscal 2000 but paid in fiscal 2001 as the first of seven payments constituting a special bonus for prior service and as an incentive to remain in the employment of the Company. If Mr. Garrett remains in the service of the Company for the full payment period, the total bonus will be $1,000,000.

     (g) Mr. Maddrey resigned from service as an officer of the Company effective June 29, 2000. The information in the table includes Mr. Maddrey's compensation from the Company for all of fiscal 1998, fiscal 1999 and fiscal 2000.

     (h) Mr. Rainsford resigned from service as an officer of the Company effective October 1, 1999. The information in the table includes Mr. Rainsford's compensation from the Company for all of fiscal 1998, fiscal 1999 and fiscal 2000.

     (i) Mr. Humphreys was elected Vice President-Finance and Assistant Secretary of the Company in May 1998, and he resigned from service as an officer of the Company in November 1999. In April 1999, Mr. Humphreys was elected President and chief executive officer of the Delta Apparel Company division of a subsidiary of the Company. Since December 1999, he has been President and chief executive officer of Delta Apparel, which was a subsidiary of the Company until it was spun off in June 2000. The information in the table includes Mr. Humphreys' compensation for all of fiscal 1998, fiscal 1999 and fiscal 2000.

     (j) Jane H. Greer became associated with Old Delta Woodside's predecessors in July 1986, and was elected a Vice President of Old Delta Woodside in November 1986, in charge of human resources and other related areas, Assistant Secretary of Old Delta Woodside in November 1987 and Secretary of Old Delta Woodside in August 1988. She served as Vice President and Secretary of the Company from November 15, 1989 until June 29, 2000.The information in the table includes Ms. Greer's compensation from the Company for all of fiscal 1998, fiscal 1999 and fiscal 2000.

     (k) Of this amount $150,000 was paid in each of fiscal 1999 and 1998 and $37,500 was paid in fiscal 2000 to the Rainsford Development Corporation, a company wholly owned by Mr. Rainsford.

     (l) Mr. Humphrey's fiscal 2000 bonus was paid by Delta Apparel.

     (m) During fiscal 1998, Mr. Garrett, Mr. Hardman and Mr. Walker were granted options for 50,000shares, 3,500 shares and 750 shares, respectively, under the Company's Old Stock Option Plan.

     (n) During fiscal 1998, Mr. Maddrey and Mr. Rainsford were granted awards covering 20,000 shares and 16,000 shares, respectively, under the Company's Old Incentive Stock Award Plan.

     (o) The fiscal 2000 amount represents a $696 Company contribution allocated to Mr. Garrett's account in the 401(k) Plan, $3,653 contributed by the Company to the Company's deferred compensation plan as payment for the amount of Company contributions to the 401(k) Plan for fiscal year 1999 that were not made for Mr. Garrett because of Internal Revenue Code contribution limitations, $2,843 contributed by the Company to the 401(k) Plan for Mr. Garrett with respect to his compensation deferred under the 401(k) Plan, and $27,593 earned on Mr. Garrett's deferred compensation at a rate in excess of 120% of the Federal mid-term rate.

     (p) The fiscal 2000 amount represents a $696 Company contribution allocated to Mr. Hardman's account in the 401(k) Plan, $445 contributed by the Company to the Company's deferred compensation plan as payment for the amount of Company contributions to the 401(k) Plan for fiscal year 1999 that were not made for Mr.

                                       11

Hardman because of Internal Revenue Code contribution limitations, $1,580 contributed by the Company to the 401(k) Plan for Mr. Hardman with respect to his compensation deferred under the 401(k) Plan, and $3,458 earned on Mr. Hardman's deferred compensation at a rate in excess of 120% of the Federal mid-term rate.

     (q) The fiscal 2000 amount represents a $560 Company contribution allocated to Mr. Walker's account in the 401(k) Plan, $17 contributed by the Company to the Company's deferred compensation plan as payment for the amount of Company contributions to the 401(k) Plan for fiscal year 1999 that were not made for Mr. Walker because of Internal Revenue Code contribution limitations, $1,089 contributed by the Company to the 401(k) Plan for Mr. Walker with respect to his compensation deferred under the 401(k) Plan, $363 contributed by the Company to the Deferred Compensation Plan for Mr. Walker with respect to his compensation deferred under the Deferred Compensation Plan, and $1,517 earned on Mr. Walker's deferred compensation at a rate in excess of 120% of the Federal mid-term rate.

     (r) The fiscal 2000 amount represents the $28,003 premium paid by the Company for $10 million of life insurance on the life of Mr. Maddrey, a $696 Company contribution allocated to Mr. Maddrey's account in the 401(k) Plan, $1,849 contributed by the Company to the Company's deferred compensation plan as payment for the amount of Company contributions to the 401(k) Plan for fiscal year 1999 that were not made for Mr. Maddrey because of Internal Revenue Code contribution limitations, and $700 earned on Mr. Maddrey's deferred compensation at a rate in excess of 120% of the Federal mid-term rate.

     (s) The fiscal 2000 amount represents a $529,808 severance payment ($213,462 of which was paid to the Rainsford Development Corporation, a company wholly owned by Mr. Rainsford), a $37,500 management fee, a $18,000 non-employee director's fee, the $6,702 premium paid by the Company for $10 million of life insurance on the life of Mr. Rainsford, a $696 Company contribution allocated to Mr. Rainsford's account in the 401(k) Plan, $667 contributed by the Company to the Company's deferred compensation plan as payment for the amount of Company contributions to the 401(k) Plan for fiscal year 1999 that were not made for Mr. Rainsford because of Internal Revenue Code contribution limitations, and $39 earned on Mr. Rainsford's deferred compensation at a rate in excess of 120% of the Federal mid-term rate.

     (t) The fiscal 2000 amount represents a $696 Company contribution allocated to Mr. Humphreys' account in the 401(k) Plan, $942 contributed by the Company to the Company's deferred compensation plan as payment for the amount of Company contributions to the 401(k) Plan for fiscal year 1999 that were not made for Mr. Humphreys because of Internal Revenue Code contribution limitations, $2,100 contributed by the Company to the 401(k) Plan for Mr. Humphreys with respect to his compensation deferred under the 401(k) Plan, $532 contributed by the Company to the deferred compensation plan for Mr. Humphreys with respect to his compensation deferred under the deferred compensation plan, and $2,407 earned on Mr. Humphreys' deferred compensation at a rate in excess of 120% of the Federal mid-term rate.

     (u) The fiscal 2000 amount represents a $696 Company contribution allocated to Ms. Greer's account in the 401(k) Plan, $490 contributed by the Company to the Company's deferred compensation plan as payment for the amount of Company contributions to the 401(k) Plan for fiscal year 1999 that were not made for Ms. Greer because of Internal Revenue Code contribution limitations, $1,077 contributed by the Company to the 401(k) Plan for Ms. Greer with respect to her compensation deferred under the 401(k) Plan, and $170 earned on Ms. Greer's deferred compensation at a rate in excess of 120% of the Federal mid-term rate.

     (v) The 401(k) Plan allocation shown for the fiscal year was allocated to the participant's account during that fiscal year, although all or part of the allocation may have been determined in whole or in part on the basis of the participant's compensation during the prior fiscal year.

     (w) Until June 2000, the Company paid the premiums due for life insurance policies that totaled $10 million on each of the life of Mr. Maddrey and the life of Mr. Rainsford. The proceeds of these policies were payable to the beneficiary or beneficiaries chosen by Mr. Maddrey or Mr. Rainsford, as the case may be. These life insurance policies were established in connection with the First Refusal Agreements described in this Proxy Statement under the heading "Related Party Transactions."

     The amounts shown in the table above do not include reimbursement by the Company or its subsidiaries for certain automobile expenses, club memberships and other items. The non-business personal benefit to any Named Executive of these amounts does not exceed the lesser of $50,000 or 10% of the Named Executive's total salary and bonus.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

     The following table provides certain information respecting the exercise by any Named Executive during fiscal 2000 of awards granted under the Company's Old Incentive Stock Award Plan and options granted under the Company's Old Stock Option Plan, and the fiscal year end value of any unexercised outstanding awards and options. For purposes of this table, awards under the Company's Old Incentive Stock Award Plan are treated as options.

                       AGGREGATED OPTION EXERCISES IN LAST
                      FISCAL YEAR AND FY-END OPTION VALUES

                                                   Number of Securities           Value of Unexercised
                                                  Underlying Unexercised          In-the-Money Options
                    Shares                           Options at FY-End                  at FY-End
                 Acquired on        Value                   (#)                          ($)(c)
                   Exercise       Realized     ------------------------------  ----------------------------
     Name           (#)(a)         ($)(b)        Exercisable    Unexercisable   Exercisable   Unexercisable
---------------  -------------  -------------  ---------------- -------------  -------------- -------------

William F.
Garrett             8,000         20,920           95,000            0               0             --

William H.
Hardman, Jr.        3,400          8,891           12,500            0               0             --

Donald C.
Walker              1,000          2,615            3,750            0               0             --

E. Erwin
Maddrey, II         5,378         14,063                0            0              --             --

Bettis C.
Rainsford           4,302         11,250                0            0              --             --

Robert W.
Humphreys           3,227          8,439           22,500            0               0             --

Jane H.
Greer               3,227          8,439           22,500            0               0             --
----------------------------

(a) All amounts in this column represent shares acquired by exercise of incentive stock awards.
(b) Based on the closing price of the Company's common stock on October 1, 1999, the date of vesting of the applicable incentive stock awards, of $2.625 per share.
(c) Based on the closing sales price of $2.125 per share on June 30, 2000, none of the unexercised options was in-the-money.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

     In 1997, the Company's board of directors adopted and the Company's stockholders approved the Delta Woodside long term incentive plan ("LTIP"). Under that plan, award grants could be made to key executives and non-employee directors of the Company that, depending on the attainment of certain performance measurement goals over a three-year period, could translate into stock options for the Company's shares being granted to participants in the plan. In connection with the exercise of any option granted under the plan, the Company would pay cash to the participant to offset the income taxes attributable to the option exercise and to such cash payment, using an assumed 38% income tax rate.

     No award grants complying with all the terms of the plan were made. Around the time of adoption of the plan, however, the Company did identify the individuals who would be plan participants, determined performance targets for these individuals and communicated these actions to the affected individuals.

These   communications  also  informed  the  participants  that  new  three-year performance goals would be established annually.

     To take account of the communications previously made to the plan participants, the fact that all three-year performance periods contemplated by the plan would expire following the record date for the spin-offs of Delta Apparel and Duck Head and the efforts of the key executives and directors on behalf of the Company leading up to the spin-offs of Delta Apparel and Duck Head, the Company's board (based on resolutions of its compensation grants and compensation committees) decided that Company shares would be issued and cash would be paid prior to the record date for the Delta Apparel and Duck Head spin-offs to those individuals who were intended participants in the plan. These actions, which were reflected in an amendment to the long term incentive plan, provided that (a) the Company would issue Company shares and make cash payments to the individuals identified for participation in the plan, (b) as a condition to receipt of those Company shares and that cash, those individuals would surrender any rights they may have under the plan and (c) no further awards, options or Company shares would be granted or issued under the LTIP.

     The number of Company shares to be issued and the cash amounts to be paid were determined by the Company's compensation grants and compensation committees and the Company's board. In determining the number of Company shares to be issued to each participant, the Company's compensation grants committee, compensation committee and board used the closing sale price of the Company common stock on March 15, 2000 ($1.50 per share).

     The table below sets forth the Company shares that were thereby issued and the cash that was thereby paid to the Named Executive Officers.

                            LONG-TERM INCENTIVE PLAN
                           AWARDS IN LAST FISCAL YEAR


                                           Number of
                                             Shares          Amount of Cash
Name                                          (#)                 ($)
--------------------------------------- ----------------- ---------------------

William F. Garrett                          126, 480            116,280

William H. Hardman, Jr.                            0                  0

Donald C. Walker                                   0                  0

E. Erwin Maddrey, II                         206,667            190,000

Bettis C. Rainsford                          148,800            136,800

Robert W. Humphreys                           48,380             44,460

Jane H. Greer                                 43,028             39,558

EMPLOYMENT CONTRACTS AND SEVERANCE ARRANGEMENTS

     In recognition of William F. Garrett's past service to the Company and in order to provide him with an additional incentive to remain with the Company, the Company's board in March 2000 authorized the payment to him of $100,000 in connection with the spin-offs of Delta Apparel and Duck Head and the payment to him of six additional annual payments of $150,000 each, with the first of these annual payments to be made in October 2000. Mr. Garrett will forfeit any of these payments remaining to be made in the event that he voluntarily leaves employment with the Company or such employment is terminated by the Company for cause. Any remaining amounts payable to him under the arrangement will be paid to him in the event of his death or disability or in the event there is a change of control of the Company and he does not remain with the Company.

     Unless otherwise provided by agreement, each of the Company's executive officers is eligible to participate in the Company's severance plan for salaried employees. In the event a covered employee's employment terminates in specified circumstances, this plan provides that the employee will receive severance equal in amount to one week's base salary for each year of service credit, with a minimum of two weeks' base salary. E. Erwin Maddrey, II was a participant in the Company's severance plan, and in connection with the termination of his service as an officer with the Company on June 29, 2000, the Company paid Mr. Maddrey $147,115 of severance in July 2000 in accordance with the normal provisions of this plan. Jane H. Greer was a participant in the Company's severance plan, and in connection with the termination of her service as an officer of the Company on June 29, 2000, the Company paid Ms. Greer $53,846 of severance in July 2000 in accordance with the normal provisions of this plan.

     During fiscal 1999, the Company's Board of Directors began to consider certain strategic alternatives to enhance shareholder value, some of which might lead to a change in control of all or a significant part of the Company. In order to provide an incentive for certain of the Company's key executives to remain in the Company's employ while such alternatives were examined, the Company entered into severance agreements in December 1998 with, among others, Jane H. Greer and Robert W. Humphreys. Pursuant to each of these agreements, the Company agreed that, if the applicable officer's position were eliminated because of downsizing, restructuring or a change of control between the date of the letter and the end of December 2000, the officer would be paid a severance payment equal to two years' salary at the time of termination, in addition to the officer's regular severance. Pursuant to this agreement with her, Ms. Greer was paid $400,000 of severance by the Company in July 2000.

     Robert W. Humphreys served as President of Stevcoknit Fabrics Company, the knit fabrics division of a subsidiary of the Company from January 1987 to May 1998 and served as Vice President-Finance and Assistant Secretary of the Company from May 1998 until November 1999. In April 1999, Mr. Humphreys was appointed to the additional position of President and chief executive officer of Delta Apparel Company, a division of a subsidiary of the Company. In connection with this new position, the Company agreed in an April 1999 letter that (a) Mr. Humphreys' salary was $300,000 effective with the pay period beginning April 26, 1999, (b) he was guaranteed a bonus of $300,000 for the 2000 fiscal year if he remained in his new position during that year, (c) for fiscal 1999 he would be on the corporate bonus plan for the first ten months, then at the guaranteed annual $300,000 rate for the eleventh and twelfth months of fiscal 1999, (d) the Company would pay his travel and lodging expenses for commuting to the division's headquarters in Duluth, Georgia, (e) if he remained as President and chief executive officer of the Delta Apparel business as a spun-off separate public company (if such a spin-off were to occur), he would participate in a Delta Apparel bonus plan commencing with the 2001 fiscal year and he would be granted options under a Delta Apparel performance based stock option plan for shares equal to approximately five percent of the post-spin-off outstanding shares of Delta Apparel, (f) the December 1998 severance agreement was modified to provide that the two years' severance amount, based on a $200,000 salary rate, was earned in fiscal 1999 and he would no longer be entitled to regular severance and (g) if the restructuring/spin-offs under consideration of the Delta Apparel business and the Duck Head Apparel business did not occur, he would be elected as a member of the Company's Board of Directors. Delta Apparel assumed all of the Company's obligations under this letter in connection with the spin-off of Delta Apparel.

     In connection with the termination of Bettis C. Rainsford's employment with the Company, the Company paid to or for Mr. Rainsford severance of $529,808, which was one and one-half years of his then-current base salary. Of this amount, $213,462 was paid to the Rainsford Development Corporation, a company wholly owned by Mr. Rainsford.

     Pursuant to amendments to Delta Woodside's Old Stock Option Plan and her stock options, all of Jane H. Greer's outstanding stock options for Delta Woodside shares (covering an aggregate of 22,500 Delta Woodside shares) will remain exercisable until their stated expiration dates notwithstanding the termination of Ms. Greer's employment with Delta Woodside.

DIRECTOR COMPENSATION

     For fiscal 2000, the Company paid each director who was not an officer of the Company an annual cash fee of $20,000, plus it provided an annual payment of approximately $10,000 for each such director with which shares of the Company's common stock were purchased. Beginning in fiscal 2001, non-employee directors who are newly appointed or elected for the first time will receive an annual cash fee of $13,334 and a payment for the purchase of stock of $6,666. Also beginning in fiscal 2001, continuing non-employee directors will receive an annual cash fee of $11,200 and a payment to purchase stock of $5,600. The Company expects that the amounts for continuing non-employee directors will be increased over five years such that in fiscal 2005, continuing non-employee directors will receive the same amounts as newly appointed or elected non-employee directors. The shares purchased may be newly issued or acquired in the open market for such purpose.

     Each director is also reimbursed for his reasonable travel expenses in attending each meeting. Each non-officer director is paid $500 ($750 for the committee chair) for each committee meeting attended, $250 for each telephonic board and committee meeting in which the director participates, and $500 for each board meeting attended in addition to four quarterly board meetings

     Until August 1999, the Company had in place a Directors' Charitable Giving Program covering each director of the Company. Under the program, after the death of a director, the Company would make an aggregate donation of $500,000, to be paid in 10 annual installments commencing no later than six months after the director's death, to one or more charitable organizations selected by such director. With respect to Max Lennon, E. Erwin Maddrey, II and Bettis C. Rainsford, the program was to be funded by life insurance policies owned and to be paid for by the Company on the lives of such directors. In August 1999, the program was terminated, and cash in the amount of the actuarial value of the future donation was donated by the Company to the charitable organization or organizations selected by each director. The amounts so donated to charitable organizations were selected as follows: $105,000 by Mr. Garrett, $145,000 by Mr. Guy, $170,000 by Dr. Kane, $105,000 by Dr. Lennon, $100,000 by Mr. Maddrey, $70,000 by Mr. Mickel, and $62,000 by Mr. Rainsford.

     As described above under the subheading "Long-Term Incentive Plan Awards in Last Fiscal Year", Company shares and cash were paid to the intended participants in the LTIP in connection with the spin-offs of Delta Apparel and Duck Head and the termination of the LTIP. The table below sets forth the Company shares that were thereby issued and the cash that was thereby paid to the non-employee directors of the Company:

                         LONG TERM INCENTIVE PLAN AWARDS
                  TO NON-EMPLOYEE DIRECTORS IN LAST FISCAL YEAR


                                                         Shares of
Name                                 Cash Award         Common Stock
--------------------------------- ----------------- ---------------------

C.C. Guy                             $12,397.50            13,485

Dr. James F. Kane                    $12,397.50            13,485

Max Lennon                           $12,255.00            13,330

Buck A Mickel                        $12,017.50            13,072

Estate of Buck Mickel (a)            $11,780.00            12,813

(a) Shares were issued and cash was paid to Minor H. Mickel, as personal representative of the estate of Buck Mickel (father of Buck A. Mickel). Buck Mickel was a member of the Delta Woodside board of directors until his death in 1998 and participated in the early stages of that board's strategic planning.

     NOTWITHSTANDING ANY STATEMENT IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, INCORPORATING FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING PERFORMANCE GRAPH AND THE COMPENSATION COMMITTEE REPORT BELOW SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.


                                PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly change in the cumulative total stockholder return, assuming dividend reinvestment, on the Company's common stock with (1) the cumulative total return, assuming dividend reinvestment, on the Standard & Poor's 500 Stock Index, (2) a peer group, constructed by the Company, consisting of eight corporations (not including the Company) that are engaged in the manufacture and sale of textile products and apparel and (3) a peer group, constructed by the Company consisting of three corporation (not including the Company) that are engaged in the manufacture and sale only of textile products.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                     AMONG DELTA WOODSIDE INDUSTRIES, INC.,
                      S&P 500 STOCK INDEX & TWO PEER GROUPS




                                                                       Cumulative Total Return
                                                   -----------------------------------------------------------------

                                                        6/95       6/96       6/97       6/98       6/99       6/00
                                                   ---------- ---------- ---------- ---------- ---------- ----------


Delta Woodside Industries, Inc.                       100.00      70.26      92.54      72.42      83.48      30.20

S&P 500                                               100.00     126.00     169.73     220.92     271.19     290.85

Combined Textiles & Apparel Peer Group                100.00     105.97     122.03     112.34      76.67      62.35

Textiles Only Peer Group                              100.00     105.55      96.66     104.78      64.28      25.14



This Performance Graph assumes that $100 was invested in the common stock of Delta Woodside Industries, Inc. and comparison groups on June 30, 1995 and that all dividends have been reinvested.

The Combined Textiles & Apparel Peer Group is composed of the following companies:

  Galey & Lord, Inc.       Russell Corp.                  Texfi Industries, Inc.
  Guilford Mills, Inc.     Salant Corp.                   Tultex Corp.
  Haggar Corp.             Springs Industries, Inc.

The Textiles Only Peer Group is composed of the following companies:

  Galey & Lord, Inc.       Burlington Industries, Inc.    Cone Mills Corporation

     Historically, the Company has included the Combined Textiles & Apparel Peer Group because the Company had both a textiles division, the Delta Mills Marketing Company division, and two apparel divisions, the Delta Apparel Company and Duck Head Apparel Company divisions. Following the spin-offs of Delta Apparel and Duck Head, the Company will no longer be engaged in the apparel business and expects to use the Textiles Only Peer Group going forward.


                      REPORT OF THE COMPENSATION COMMITTEE
                      AND THE COMPENSATION GRANTS COMMITTEE
                            OF THE BOARD OF DIRECTORS

     This report of the Compensation Committee and the Compensation Grants Committee (collectively, the "Committees") of the Board of Directors of the Company sets forth the Committees' policies with regard to compensation of the executive officers of the Company, including the relationship of corporate performance to executive compensation.

EXECUTIVE COMPENSATION POLICIES

     Decisions regarding certain aspects of the compensation of the Company's executive officers are made by the four member Compensation Committee or the two member Compensation Grants Committee of the Board. Each Committee member is a non-employee director. The Committees believe that their respective compensation practices are designed to attract, retain, and motivate key Company executives to achieve short-, medium-, and long-term goals which the Committees believe will enhance the value of the shareholders' investment in the Company. Generally, these objectives are implemented through:

     A.  Cash bonuses to reward the achievement of specific performance goals,

     B.  Grants of stock awards under an incentive stock award plan,

     C.  Grants of stock options under a stock option plan, and

     D. Payment of base salaries at levels that are competitive with those paid by the peer group of companies shown on the Performance Graph above. Historically, the peer group companies were certain textile and apparel companies currently listed on the New York Stock Exchange. Going forward, the peer group companies will be certain textile companies currently listed on the New York Stock Exchange.

COMPENSATION OF EXECUTIVE OFFICERS OTHER THAN MR. MADDREY

     The Company's executive officers other than Mr. Maddrey (the "Other Officers") received compensation for fiscal 2000 that included both fixed and performance-based components. The Other Officers' compensation consisted of one or more of the following elements: base salary, cash bonuses, the vesting of options under the Old Stock Option Plan, the vesting of awards under the Old Incentive Stock Award Plan and, as described above under "Management Compensation - Long-Term Incentive Plan Awards in Last Fiscal Year", the grant of stock and payment of cash in connection with the termination of the LTIP.

     Cash bonuses to Messrs. Garrett, Hardman and Walker were paid based on the operating earnings in excess of specified returns on capital employed and other performance criteria of the Delta Mills Marketing Company operating division. The cash bonus to Mr. Humphreys was paid based on the operating earnings in excess of specified returns on capital employed and other performance criteria of the Delta Apparel Company division. This bonus was actually paid in fiscal 2001 to Mr. Humphreys by Delta Apparel based on the performance of the Delta Apparel Company division in fiscal 2000. For fiscal 2000, the total cash bonuses awarded to these Other Officers amounted to approximately 96% of their combined base salaries.

     Each Other Officer participated in the Old Incentive Stock Award Plan which was approved by the shareholders of the Company in November 1990 and amended by approval of the shareholders in November 1995 and in November 1997. Awards made under this plan to the Other Officers have been structured so that sixty percent of each individual's award will vest by remaining in service with the Company through predetermined anniversary dates and up to forty percent of each individual's award will vest if the Company meets specified performance targets respecting cumulative operating profits. While the number of shares covered by any award to an Other Officer is not determined by specific, non-subjective criteria, the determination of such number takes into account the level and responsibility of the executive's position, the executive's performance, the executive's compensation, the assessed potential of the executive, and any other factors that are deemed relevant to the accomplishment of the purposes of the plan. The Committees believe that this plan is an important tool to the achievement of medium-term goals. No incentive stock awards were made during fiscal 2000 due to the pendency of the spin-offs of Delta Apparel and Duck Head. Awards covering 158,000 shares were made under the Old Incentive Stock Award Plan on July 6, 2000. As of September 20, 2000, 371,851 shares remain available for award under the Old Incentive Stock Award Plan.

     Each Other Officer also participated in the Old Stock Option Plan which was approved by the shareholders of the Company in November 1990, amended by approval of the shareholders in November 1995 and in November 1997, and terminated in May 2000. The purpose of this plan was to promote the growth and profitability of the Company over a longer term by enabling the Company to attract and retain key and middle level managers of outstanding competence and by increasing the personal participation of its executives in the Company's performance by providing these executives with an additional equity ownership opportunity in the Company. In making option grants to the Other Officers, no specific, non-subjective criteria were used, but the factors taken into account included the level and responsibility of the executive's position, the executive's performance, the executive's compensation, the assessed potential of the executive, and any other factors that were deemed relevant to the accomplishment of the purposes of the plan. Each option granted under the plan to an Other Officer provided that the option became exercisable in stages over a period of four years. No stock option grants were made during fiscal 2000 due to the pendency of the spin-offs of Delta Apparel and Duck Head.

     Each Other Officer was also a potential participant in the LTIP. As described above under "Management Compensation - Long-Term Incentive Plan Awards in Last Fiscal Year", stock was granted and cash was paid to some of the Other Officers in connection with the termination of the LTIP.

     Section 162(m) of the Internal Revenue Code ("Section 162(m)") imposes limits on the ability of the Company to claim income tax deductions for compensation paid to the Named Executives. Section 162(m) generally denies a corporate income tax deduction for annual compensation in excess of $1,000,000 paid to any of the Named Executives. Certain types of compensation, including performance-based compensation, are generally excluded from this deduction limit. Because the Company did not believe that any Named Executive subject to
Section 162(m) would receive in any fiscal year aggregate compensation not qualifying as performance-based compensation under Section 162(m) that exceeded $1,000,000, awards made under the Old Incentive Stock Award Plan and the Old Stock Option Plan did not satisfy all of the requirements to qualify as performance-based compensation under Section 162(m). The Committees believe that the reasons, described above under "Management Compensation - Long-Term Incentive Plan Awards in Last Fiscal Year", supporting the grant of stock and payment of cash in connection with the termination of the LTIP outweighed the fact that the Company may, as a result of Section 162(m), be unable to deduct a portion of those grants and payments for Federal income tax purposes.

COMPENSATION PAID TO E. ERWIN MADDREY, II

     E. Erwin Maddrey, II served as the Company's chief executive officer until his resignation from that position on June 29, 2000 in connection with the spin-offs of Delta Apparel and Duck Head.

     The compensation of the Chief Executive Officer includes both fixed and performance-based components.

     In setting the base salary level for the Chief Executive Officer, the Compensation Committee considers the possible bonus awards and attempts to set the base salary level so that total compensation, including bonuses, will be near to that of the median of Chief Executive Officers of the peer group of companies. The Compensation Committee determined effective August 31, 1998 to reduce the salary of Mr. Maddrey in order to cause more of the compensation package received by him to be affected by the performance of the Company.

     Cash bonuses to the Chief Executive Officer have been made based on a percentage of the total cash bonuses earned by the Company's operating divisions. The operating division cash bonuses are based on operating earnings in excess of specified returns on capital employed and other performance criteria.

     The Committee decided, effective in fiscal year 1998, to increase the proportion of the Chief Executive Officer's compensation that is affected by performance criteria. To achieve this objective, beginning in fiscal year 1998 Mr. Maddrey participated in the performance-based cash bonus plan described above and in the Old Incentive Stock Award Plan. No incentive stock awards were made during fiscal 2000 due to the pendency of the spin-offs of Delta Apparel and Duck Head. For the reasons set forth above under "Management Compensation - Long-Term Incentive Plan Awards in Last Fiscal Year", Mr. Maddrey was granted stock and paid cash in connection with the termination of the LTIP.

      Compensation Committee                      Compensation Grants Committee

      Dr. James F. Kane, Chair                    Dr. James F. Kane, Chair
      Dr. Max Lennon                              Dr. Max Lennon
      C.C. Guy
      Buck A. Mickel


                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     The following directors served on the Compensation Committee of the Company's Board of Directors during fiscal 2000: C.C. Guy, Dr. James F. Kane, Dr. Max Lennon and Buck A. Mickel. The following directors served on the Compensation Grants Committee of the Company's Board of Directors during fiscal 2000: Dr. James F. Kane and Dr. Max Lennon.

     C.C. Guy served as Chairman of the Board of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors in 1984 until November 1989. Buck A. Mickel was a Vice President of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors until November 1989, Secretary of Old Delta Woodside from November 1986 to March 1987, and Assistant Secretary of Old Delta Woodside from March 1987 to November 1988.


                           RELATED PARTY TRANSACTIONS

RELATIONSHIPS OR TRANSACTIONS WITH DELTA APPAREL AND DUCK HEAD

BOARDS OF DIRECTORS OF THE COMPANY, DELTA APPAREL AND DUCK HEAD

     The following directors of the Company are also directors of Delta Apparel and Duck Head: William F. Garrett, C. C. Guy, Dr. James F. Kane, Dr. Max Lennon,
E. Erwin Maddrey, II and Buck A. Mickel. In the event that any material issue were to arise between the Company, on the one hand, and either Delta Apparel or Duck Head, on the other hand, these directors could be deemed to have a conflict of interest with respect to that issue.

PRINCIPAL STOCKHOLDERS OF THE COMPANY, DELTA APPAREL AND DUCK HEAD

     In the spin-offs of Delta Apparel and Duck Head, the common stock of each of Delta Apparel and Duck Head was distributed on June 30, 2000 to the Company's stockholders pro rata based on such stockholders' record ownership on June 19, 2000 of the Company's common stock. Therefore, immediately following the spin-offs, the Company's principal stockholders were the same individuals and entities as Delta Apparel's and Duck Head's principal stockholders, and those principal stockholders had the same respective percentages of outstanding beneficial ownership in each of Delta Woodside, Delta Apparel and Duck Head (assuming no acquisitions or dispositions of shares by those stockholders between the record date for the Delta Apparel and Duck Head spin-offs and the completion of those spin-offs).

AGREEMENTS BETWEEN THE COMPANY, DELTA APPAREL AND DUCK HEAD

     In connection with the spin-offs, the Company, Delta Apparel and Duck Head entered into a Distribution Agreement and a Tax Sharing Agreement. In addition, the Company sold its Rainsford Plant to Delta Apparel. The principal provisions of the Distribution Agreement, the Tax Sharing Agreement and the sale of the Rainsford Plant are set forth below.

     Distribution Agreement
     ----------------------

     The Company entered into a distribution agreement with Delta Apparel and Duck Head as of March 15, 2000. The distribution agreement provided for the procedures for effecting the Delta Apparel spin-off (also called in this document the Delta Apparel distribution) and the Duck Head spin-off (also called in this document the Duck Head distribution). For this purpose, as summarized below, the distribution agreement provided for the principal corporate transactions and procedures for separating the Delta Apparel Company division's business and the Duck Head Apparel Company division's business from each other and the rest of Delta Woodside. Also, as summarized below, the distribution agreement defines the relationships among Delta Apparel, Delta Woodside and Duck Head after the Delta Apparel distribution and the Duck Head distribution with respect to, among other things, indemnification arrangements and employee benefit arrangements.

     Intercompany reorganization

     Pursuant to the distribution agreement, Delta Woodside, Delta Apparel and Duck Head caused the following to be effected:

     (a) Delta Woodside and its subsidiaries (other than Delta Mills) contributed, as contributions to capital, all net debt amounts owed to any of them by the corporations that conducted the Delta Apparel Company division's business and the Duck Head Apparel Company division's business, with the exceptions of (i) the intercompany debt that was attributable to the portion of the amounts borrowed since January 1, 2000 for use by the Delta Apparel Company division's business or the Duck Head Apparel Company division's business from
         Delta Woodside's credit agreement lender that were repaid to that lender or to Delta Woodside with borrowings under Delta Apparel's and Duck Head's new credit facilities (which repayments cancelled such intercompany debt) and (ii) any amounts owed by Delta Apparel to Delta Mills for yarn sold by Delta Mills to Delta Apparel, which amounts were to be paid in the ordinary course of business. These intercompany contributions of debt did not, however, affect any obligation that Delta Woodside, Delta Apparel or Duck Head may have under the distribution agreement or the tax sharing agreement. Prior to completion of the intercompany reorganization, the Delta Apparel Company division's assets were owned by several of Delta Woodside's wholly-owned subsidiaries, and the Duck Head Apparel Company division's assets were owned by Delta Woodside and several of its wholly-owned subsidiaries.

     (b) All the assets used in the operations of the Delta Apparel Company division's business were transferred to Delta Apparel or a subsidiary of Delta Apparel to the extent not already owned by Delta Apparel or its subsidiaries. This transfer included the sale by Delta Mills to Delta Apparel of the Rainsford plant, located in Edgefield, SC, which is described below under the subheading "Sale of the Rainsford Plant".

     (c) Delta Apparel assumed all of the liabilities of the Delta Apparel Company division of Delta Woodside, and caused all holders of indebtedness for borrowed money that were part of the assumed Delta Apparel liabilities and all lessors of leases that were part of the assumed Delta Apparel liabilities to agree to look only to Delta
         Apparel or a subsidiary of Delta Apparel for payment of that indebtedness or lease (except where Delta Woodside or Duck Head, as applicable, consented to not being released from the obligations).

     (d) All the assets used in the operations of the Duck Head Apparel Company division's business were transferred to Duck Head or a subsidiary of Duck Head to the extent not already owned by Duck Head or its subsidiaries.

     (e) Duck Head assumed all of the liabilities of the Duck Head Apparel Company division of Delta Woodside, and caused all holders of indebtedness for borrowed money that were part of the assumed Duck Head liabilities and all lessors of leases that were part of the assumed Duck Head liabilities to agree to look only to Duck Head or a subsidiary of Duck Head for payment of that indebtedness or lease (except where Delta Woodside or Delta Apparel, as applicable, consented to not being released from the obligations).

     (f) Delta Woodside caused all holders of indebtedness for borrowed money and all lessors of leases that were not part of the liabilities assumed by Delta Apparel or the liabilities assumed by Duck Head to agree to look only to Delta Woodside or a remaining subsidiary of Delta Woodside for payment of that indebtedness or lease (except where Delta Apparel or Duck Head, as applicable, consented to not being released from the obligations).

     Indemnification

     Each of Delta Woodside, Delta Apparel and Duck Head has agreed to indemnify each other and their respective directors, officers, employees and agents against any and all liabilities and expenses incurred or suffered that arise out of or pertain to:

     (a) any breach of the representations and warranties made by it in the distribution agreement;

     (b) any breach by it of any obligation under the distribution agreement;

     (c) the liabilities assumed or retained by it under the distribution agreement; or

     (d) any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact contained in any of its disclosure documents filed by it with the SEC, except insofar as the misstatement or omission was based upon information furnished to the indemnifying party by the indemnified party.

     Employee Matters

     Delta Woodside has caused the employees of the Delta Apparel Company division to become employees of Delta Apparel and the employees of the Duck Head Apparel Company division to become employees of Duck Head. Delta Apparel and Duck Head have assumed the accrued employee benefits of their respective employees, and Delta Woodside has caused the account balance of each of these employees in any and all of Delta Woodside's employee benefit plans (other than the Delta Woodside Old Stock Option Plan, the Delta Woodside Old Incentive Stock Award Plan and the Delta Woodside LTIP, if any) to be transferred to a comparable employee benefit plan of Delta Apparel or Duck Head, as applicable.

     Intercompany Accounts

     Until May 6, 2000, the effective date of the transfer of title from Delta Mills to Delta Apparel of the Rainsford plant (see the subheading "Sale of the Rainsford Plant" below), yarn produced by the Rainsford plant for use in the Delta Apparel business was sold by Delta Mills to Delta Apparel. The amounts owed by Delta Apparel to Delta Mills from these sales, which aggregated $2.8 million at May 6, 2000, have subsequently been paid in full in the ordinary course of business.

     Other than any obligations described in or arising under the distribution agreement or the tax sharing agreement, each of Delta Woodside, Delta Apparel and Duck Head has represented to each other that it is not aware of any other intercompany receivable, payable or loan balance that existed as of the time of the Delta Apparel distribution and the Duck Head distribution between any of them.

     Transaction Expenses

     Generally, all costs and expenses incurred in connection with the Delta Apparel distribution, the Duck Head distribution and related transactions shall be paid by Delta Woodside, Duck Head and Delta Apparel proportionately in accordance with the respective benefits received by Delta Woodside, Duck Head and Delta Apparel as determined in good faith by the parties; provided that the holders of the Delta Woodside shares shall pay their own expenses, if any, incurred in connection with the Delta Apparel distribution and the Duck Head distribution.

     Tax Sharing Agreement
     ---------------------

     Delta Woodside entered into a tax sharing agreement dated as of June 30, 2000 with Delta Apparel and Duck Head that describes, among other things, each company's rights and obligations relating to tax payments and refunds for periods before and after the Delta Apparel distribution and the Duck Head distribution and related matters like the filing of tax returns and the handling of audits and other tax proceedings. The tax sharing agreement also describes the indemnification arrangements with respect to tax matters among Delta Woodside and its subsidiaries after the Delta Apparel distribution and the Duck Head distribution (which this document refers to as the Delta Woodside tax group), Delta Apparel and its subsidiaries (which this document refers to as the Delta Apparel tax group) and Duck Head and its subsidiaries (which this document refers to as the Duck Head tax group).

     Under the tax sharing agreement, the allocation of tax liabilities and benefits is generally as follows:

     - With respect to federal income taxes:

         (a) For each taxable year that ends prior to the Delta Apparel distribution and the Duck Head distribution, Delta Woodside shall be responsible for paying any increase in federal income taxes, and shall be entitled to receive the benefit of any refund of or saving in federal income taxes, that results from any tax proceeding with respect to any returns relating to federal income taxes of the Delta Woodside consolidated federal income tax group.

         (b) For the taxable period ending on the date of the Delta Apparel distribution and the Duck Head distribution, Delta Woodside shall be responsible for paying any federal income taxes, and shall be entitled to any refund of or saving in federal income taxes, with respect to the Delta Woodside consolidated federal income tax group.

     - With respect to state income, franchise or similar taxes, for each taxable period that ends prior to or on the date of the Delta Apparel distribution and the Duck Head distribution, each corporation that is a member of the Delta Woodside tax group, the Duck Head tax group or the Delta Apparel tax group shall be responsible for paying any of those state taxes, and any increase in those state taxes, and shall be entitled to receive the benefit of any refund of or saving in those state taxes, with respect to that corporation (or any predecessor by merger of that corporation) or that results from any tax proceeding with respect to any returns relating to those state taxes of that corporation (or any predecessor by merger of that corporation).

     - With respect to federal employment taxes:

         (a) Delta Woodside shall be responsible for the federal employment taxes payable with respect to the compensation paid, whether before, on or after the date of the Delta Apparel distribution and the Duck Head distribution, by any member of the Delta Woodside federal income tax consolidated group for any period ending prior to or on the date of the Delta Apparel distribution and the Duck Head distribution or by any member of the Delta Woodside tax group for any period after that date to all individuals who are past or present employees of any business of Delta Woodside other than the business of Delta Apparel or the business of Duck Head.

         (b) Duck Head shall be responsible for the federal employment taxes payable with respect to the compensation paid, whether before, on or after the date of the Duck Head distribution, by any member of the Delta Woodside federal income tax consolidated group for any period ending prior to or on the date of the Duck Head distribution or by any member of the Duck Head tax group for any period after that date to all individuals who are past or present employees of the business of Duck Head.

         (c) Delta Apparel shall be responsible for the federal employment taxes payable with respect to the compensation paid, whether before, on or after the date of the Delta Apparel distribution, by any member of the Delta Woodside federal income tax consolidated group for any period ending prior to or on the date of the Delta Apparel distribution or by any member of the Delta Apparel tax group for any period after that date to all individuals who are past or present employees of the business of Delta Apparel.

     - With respect to any taxes, other than federal employment taxes, federal income taxes and state income, franchise or similar taxes:

         (a) Delta Woodside shall be responsible for any of these taxes, regardless of the time period or circumstance with respect to which the taxes are payable, arising from or attributable to any business of Delta Woodside other than the business of Delta Apparel or the business of Duck Head;

         (b) Duck Head shall be responsible for any of these taxes, regardless of the time period or circumstance with respect to which the taxes are payable, arising from or attributable to the business of Duck Head; and

         (c) Delta Apparel shall be responsible for any of these taxes, regardless of the time period or circumstance with respect to which the taxes are payable, arising from or attributable to the business of Delta Apparel.

     - The Delta Woodside tax group shall be responsible for all taxes, and shall receive the benefit of all tax items, of any member of the Delta Woodside tax group that relate to any taxable period after the Delta Apparel distribution and the Duck Head distribution. The Duck Head tax group shall be responsible for all taxes, and shall receive the benefit of all tax items, of any member of the Duck Head tax group that relate to any taxable period after the Duck Head distribution. The Delta Apparel tax group shall be responsible for all taxes, and shall receive the benefit of all tax items, of any member of the Delta Apparel tax group that relate to any taxable period after the Delta Apparel distribution.

     Under the tax sharing agreement, the Delta Apparel tax group and the Duck Head tax group have irrevocably designated Delta Woodside as their agent for purposes of taking a broad range of actions in connection with taxes for pre-distribution periods. Those actions include the settlement of tax audits and other tax proceedings. In addition, the tax sharing agreement provides that all disagreements and disputes relating to the agreement are to be resolved by Delta Woodside. These arrangements may result in conflicts of interest among Delta Woodside, Delta Apparel and Duck Head concerning such matters as whether a tax relates to the business of Delta Woodside, Delta Apparel or Duck Head. Delta Woodside might determine that a tax was a liability of Delta Apparel or Duck Head even though Delta Apparel or Duck Head disagreed with that determination.

     Under the tax sharing agreement, the Delta Woodside tax group, the Delta Apparel tax group and the Duck Head tax group have agreed to indemnify one another against various tax liabilities, generally in accordance with the allocation of tax liabilities and benefits described above.

     Sale of the Rainsford Plant
     ---------------------------

     The Rainsford plant in Edgefield, South Carolina, manufactures yarn for use in knitting operations. In April 1998, control of the operations and management of the Rainsford plant, but not title to the Rainsford plant, was transferred from Delta Mills to the Delta Apparel Company division, which converted the assets to produce yarn products for use in Delta Apparel's products.

     Pursuant to the distribution agreement, Delta Mills sold to Delta Apparel the Rainsford plant and related inventory effective as of May 6, 2000. Delta Mills and Delta Apparel agreed that the purchase price for these assets would be the assets' book value as of the effective date of the sale. The purchase price for the real property, furniture, fixtures and equipment was approximately $12.0 million and the purchase price for the inventory and other tangible personal property was approximately $1.4 million. This purchase price was paid in cash in the amount of approximately $12.5 million and by the assumption by Delta Apparel of certain liabilities aggregating approximately $0.9 million as of the effective date of the sale. Delta Apparel paid the cash portion of the purchase price with borrowings under its credit facility. In connection with the closing, Delta Apparel agreed to assume any environmental liability that may arise with respect to the Rainsford plant regardless of the time period with respect to which that liability arises.

     Until the effective date of the transfer of title from Delta Mills to Delta Apparel of the Rainsford plant, all yarn produced by the Rainsford plant for use in the Delta Apparel business was sold by Delta Mills to Delta Apparel. The amounts owed by Delta Apparel to Delta Mills from these sales, which aggregated $2.8 million at May 6, 2000, have been subsequently paid in the ordinary course of business.

OTHER TRANSACTIONS BETWEEN THE COMPANY, DELTA APPAREL AND DUCK HEAD

Sales to Delta Apparel business and Duck Head business of Goods or Manufacturing
--------------------------------------------------------------------------------
Services
--------

     In the ordinary course of their respective businesses, the Delta Apparel and Duck Head businesses have purchased fabrics from Delta Mills, the Delta Apparel business has purchased yarn from Delta Mills and the Delta Apparel business and the Duck Head business have produced t-shirts for each other and purchased t-shirts from each other. The following table shows these transactions for the last three fiscal years:

                                                                   (in thousands of dollars)
                                                                           Fiscal Year
                                                            ----------------------------------------

                                                            1998              1999              2000
                                                            ----              ----              ----

Delta Apparel Business Purchases from Delta Mills (1)      17,683               0                0

Duck Head Business Purchases from Delta Mills               1,824             662                0

Duck Head Business Purchases from Delta Apparel
Business                                                      156             481               28

Delta Apparel Business Purchases from Duck Head
Business                                                      132               0                0
---------------------------------------

(1) For purposes of this table, yarn produced by the Rainsford plant and used by the Delta Apparel business, prior to the transfer from Delta Mills to the Delta Apparel Company division in April 1998 of operational control of the Rainsford plant, is treated as sold by Delta Mills to the Delta Apparel business, and yarn produced by the Rainsford plant and used by the Delta Apparel business, after that transfer, is not treated as sold by Delta Mills to Delta Apparel business.


     Effective May 7, 1997, Delta Woodside adopted a written policy statement governing the pricing of intercompany transactions. Among other things, this policy statement provides that all intercompany sales and purchases will be settled at market value and terms. All sales between Delta Mills, the Delta Apparel business and the Duck Head business listed in the table above were made at prices deemed by the companies to approximate market value.

     Delta Woodside anticipates that any future sales to Duck Head or Delta Apparel will not be material.

Management Services
-------------------

     Delta Woodside has provided various services to the operating divisions of its subsidiaries, including the Delta Mills Marketing Company, Duck Head Apparel Company and Delta Apparel Company divisions. These services include financial planning, SEC reporting, payroll, accounting, internal audit, employee benefits and services, stockholder services, insurance, treasury, purchasing, cotton procurement, management information services and tax accounting. These services have been charged on the basis of Delta Woodside's cost and allocated to the various divisions based on employee headcount, computer time, projected sales and other criteria.

     During fiscal years 1998, 1999 and 2000, Delta Woodside charged the Delta Apparel Company division $1,048,000, $1,135,000 and $0, respectively, for these services and charged the Duck Head Apparel Company division $882,000, $777,000 and $0, respectively, for these services.

OTHER TRANSACTIONS IN CONNECTION WITH THE DELTA APPAREL DISTRIBUTION AND THE DUCK HEAD DISTRIBUTION

DELTA WOODSIDE'S SEVERANCE PLAN & OTHER SEVERANCE ARRANGEMENTS

     David R. Palmer was the Controller of Delta Woodside until June 29, 2000. In connection with his resignation, Delta Woodside paid Mr. Palmer $61,250 of severance pursuant to the terms of an employment agreement. Pursuant to amendments to Delta Woodside's Old Stock Option Plan and his stock options, all of Mr. Palmer's unexercisable stock options for Delta Woodside shares (covering an aggregate of 1,250 Delta Woodside shares) became exercisable in full prior to the record date for the Delta Apparel and Duck Head distributions, and all of Mr. Palmer's outstanding stock options for Delta Woodside shares (covering an aggregate of 5,000 Delta Woodside shares) will remain exercisable until their stated expiration dates notwithstanding the termination of Mr. Palmer's employment with Delta Woodside.

     Brenda L. Jones was the Assistant Secretary of Delta Woodside until June 2000. In connection with her resignation, Delta Woodside paid Ms. Jones $37,019 of severance in accordance with the normal provisions of Delta Woodside's severance plan and $37,019 pursuant to the terms of an employment agreement. Pursuant to amendments to Delta Woodside's Old Stock Option Plan and her stock options, all of Ms. Jones' unexercisable stock options for Delta Woodside shares (covering an aggregate of 375 Delta Woodside shares) became exercisable in full prior to the record date for the Delta Apparel and Duck Head distributions, and all of Ms. Jones' outstanding stock options for Delta Woodside shares (covering an aggregate of 1,375 Delta Woodside shares) will remain exercisable until their stated expiration dates notwithstanding the termination of Ms. Jones' employment with Delta Woodside.

EARLY EXERCISABILITY AND OTHER AMENDMENTS OF DELTA WOODSIDE STOCK OPTIONS

     Pursuant to the distribution agreement described above, Delta Woodside provided the holders of outstanding options granted under the Delta Woodside Old Stock Option Plan, whether or not those options were currently exercisable, with the opportunity to amend the terms of their Delta Woodside stock options. All holders of outstanding Delta Woodside stock options entered into the proposed amendments, which provided that:

     (i) all then unexercisable portions of the holder's Delta Woodside stock options became immediately exercisable in full prior to the record date (June 19, 2000) for the Delta Apparel distribution and the Duck Head distribution, which permitted the holder to exercise all or part of the holder's Delta Woodside stock options prior to the Delta Apparel record date and the Duck Head record date (and thereby receive Delta Apparel shares in the Delta Apparel distribution and Duck Head shares in the Duck Head distribution); and

     (ii) any Delta Woodside stock option that remained unexercised as of the record date for the Delta Apparel distribution and the Duck Head distribution remain exercisable for only Delta Woodside shares, and for the same number of Delta Woodside shares at the same exercise price, after the

     Delta Apparel distribution and the Duck Head distribution as before the Delta Apparel distribution and the Duck Head distribution (and not for a combination of Delta Woodside shares, Delta Apparel shares and Duck Head shares).

     As a result of these amendments, options for Delta Woodside shares became exercisable earlier than they otherwise would have for the following directors and executive officers of Delta Woodside:


                                      Number of Delta Woodside shares covered
                                            by portion of stock options the
Name                                  exercisability of which was accelerated

William F. Garrett                                  37,500

William H. Hardman, Jr.                              2,625

Donald C. Walker                                       562

David R. Palmer                                      1,250

Brenda L. Jones                                        375

     Also, in connection with the Delta Apparel distribution and the Duck Head distribution, Delta Woodside added a provision to the Delta Woodside Old Stock Option Plan that provides that, so long as a Delta Apparel or Duck Head employee who holds Delta Woodside stock options remains an employee of Delta Apparel or Duck Head, respectively, or any of the applicable company's subsidiaries, those Delta Woodside stock options will remain outstanding until the end of their stated term. This amendment applies to all Delta Woodside stock options currently held by Mr. Humphreys (under which he can acquire an aggregate of 22,500 Delta Woodside shares).

AMENDMENTS TO DEFERRED COMPENSATION PLAN

     In connection with the Delta Apparel and Duck Head distributions, each participant in Delta Woodside's deferred compensation plan was provided with the opportunity to receive all or part of his or her vested deferred compensation account in cash in exchange for consenting to an amendment to the deferred compensation plan. Under the plan amendment, only the corporation that employs the participant, and not any other member of Delta Woodside's pre-spin-off group of corporations, is responsible in the future for the participant's deferred compensation. Each director and officer of the Company who participates in the plan consented to the proposed plan amendment and chose to continue to defer his or her vested deferred compensation account under the amended plan.

OTHER RELATED PARTY TRANSACTIONS

LEASES

Corporate Office Space at 233 Hammond Square, Greenville, South Carolina
------------------------------------------------------------------------

     Until June 30, 2000, the Company leased its principal corporate office space and space for its benefits department, purchasing department and financial accounting department from a corporation (233 North Main, Inc.), one-half of the stock of which is owned by each of E. Erwin Maddrey, II (a director and significant stockholder of the Company and its President and Chief Executive Officer until June 29, 2000) and Jane H. Greer (the Company's Vice President and Secretary until June 29, 2000). Mr. Maddrey and Ms. Greer are also the directors and executive officers of 233 North Main, Inc. The lease of this space was executed effective September 1, 1998, covered approximately 9,662 square feet at a rental rate of $13.50 per square foot per year (plus certain other expenses) and had an expiration date of August 2003. In connection with the Delta Apparel distribution and the Duck Head distribution, 233 North Main, Inc. and the Company agreed to terminate this lease on June 30, 2000 (the Delta Apparel and Duck Head distribution date) in exchange for the payment by the Company to 233 North Main, Inc. of $135,268. Following the Delta Apparel and Duck Head distribution date, the Company was permitted to continue to use the space on an as needed month-to-month basis at the rental rate of $14.00 per square foot per year (plus certain other expenses); however, the Company did not need to use the space after June 30, 2000. In addition to the $135,268 termination fee, the Company paid an aggregate of $297,804 in rent and other expenses under this lease during fiscal 2000.

Office Space in Edgefield, South Carolina
-----------------------------------------

     Until June 30, 2000, the Company leased office space in Edgefield, South Carolina from The Rainsford Development Corporation, a corporation wholly owned by Bettis C. Rainsford (a significant stockholder of the Company and until October 1, 1999, its Executive Vice President, Chief Financial Officer and Treasurer and until September 14, 2000 a director of the Company). Mr. Rainsford was a director and executive officer and Brenda L. Jones was an executive officer of The Rainsford Development Corporation. Ms. Jones was the Company's Assistant Secretary until June 2000. In connection with the Delta Apparel distribution and the Duck Head distribution, The Rainsford Development Corporation and Delta Woodside agreed to terminate this lease on June 30, 2000 (the Delta Apparel and Duck Head distribution date) in exchange for the payment by Delta Woodside to The Rainsford Development Corporation of $33,299.08. In addition to this termination fee, the Company paid an aggregate of $55,392 in rent and other expenses under this lease during fiscal 2000.

Lease of Retail Sales Space by Duck Head in Edgefield, South Carolina
---------------------------------------------------------------------

     Duck Head leases a building in Edgefield, South Carolina from Bettis C. Rainsford (a significant stockholder of the Company and until October 1, 1999, its Executive Vice President, Chief Financial Officer and Treasurer and until September 14, 2000 a director of the Company) pursuant to an agreement involving rental payments equal to 3% of gross sales of the Edgefield store, plus 1% of gross sales of the store for utilities. Under this lease agreement $10,835 was paid to Mr. Rainsford during fiscal 2000.

TRANSFERS OF LIFE INSURANCE POLICIES

     In February 1991, E. Erwin Maddrey, II (a director and significant stockholder of the Company and until June 29, 2000, its President and Chief Executive Officer) and Bettis C. Rainsford (a significant stockholder of the Company and until October 1, 1999, its Executive Vice President, Chief Financial Officer and Treasurer and until September 14, 2000 a director of the Company) each entered into a stock transfer restrictions and right of first refusal agreement (each of which this proxy statement refers to as a "First Refusal Agreement") with Delta Woodside. Pursuant to their First Refusal Agreements, each of Mr. Maddrey and Mr. Rainsford granted Delta Woodside a specified right of first refusal with respect to any sale of his Delta Woodside shares owned at death for five years after his death. In connection with the First Refusal Agreements, life insurance policies were established on the lives of Mr. Maddrey and Mr. Rainsford. Under the life insurance policies on the life of each of them, $30 million was payable to Delta Woodside and $10 million was payable to the beneficiary or beneficiaries chosen by the individual. Nothing in either First Refusal Agreement restricted the freedom of Mr. Maddrey or Mr. Rainsford to sell or otherwise dispose of any or all of his Delta Woodside shares at any time prior to his death or prevented Delta Woodside from canceling the life insurance policies payable to it for $30 million on either Mr. Maddrey's or Mr. Rainsford's life. A First Refusal Agreement terminated if the life insurance policies payable to the applicable individual's beneficiaries for $10 million were canceled by reason of Delta Woodside's failure to pay the premiums on those policies.

     In connection with the Delta Apparel distribution and the Duck Head distribution, Delta Woodside agreed with each of Mr. Maddrey and Mr. Rainsford to terminate their First Refusal Agreements on June 30, 2000, and to transfer to each individual the $10 million life insurance policy on his life the proceeds of which are payable to the beneficiary or beneficiaries he selects. After this transfer, the recipient individual became responsible for payment of the premiums on these life insurance policies. Delta Woodside allowed the remaining $30 million of life insurance payable to Delta Woodside to lapse.

EXPENSE REIMBURSEMENT AND OTHER COMPENSATION PAYMENTS

     As described above under the heading "Management Compensation," part of Mr. Rainsford's cash compensation with respect to fiscal 2000 was paid to The Rainsford Development Corporation for Mr. Rainsford's services. The Company reimbursed The Rainsford Development Corporation for certain travel, secretarial and other expenses incurred on behalf of the Company. Such reimbursement amounted to $20,701 in fiscal 2000. The amount of Mr. Rainsford's total cash compensation was not affected by the fact that part of it was paid to The Rainsford Development Corporation.

     The Company reimbursed Maddrey & Associates, a sole proprietorship of Mr. Maddrey, for certain travel and other expenses incurred on behalf of the Company. Such reimbursement amounted to $15, 507 in fiscal 2000.

EMPLOYEE BENEFIT SERVICES

     On May 15, 2000, the Company engaged Carolina Benefit Services, Inc. to provide it with 401(k) plan administration services. Carolina Benefit Services, Inc. is owned by E. Erwin Maddrey, II (a director and significant stockholder of the Company and its President and Chief Executive Officer until June 29, 2000) and Jane H. Greer (the Company's Vice President and Secretary until June 29,
2000). Mr. Maddrey and Ms. Greer are also directors and executive officers of Carolina Benefit Services, Inc.

     For the services to be provided by Carolina Benefit Services, the Company will pay fees based on the numbers of 401(k) plan participants and plan transactions and other items. The Company anticipates that on an annual basis these fees will be approximately $55,000. The initial term of the engagement will be one year. The Company elected to engage Carolina Benefit Services to provide these services after receiving proposals from other providers of similar services and determining that Carolina Benefit Services' proposal was the Company's least costly alternative.

     Any transaction entered into between the Company and any officer, director, principal shareholder or any of their affiliates has been and will be on terms which the Company then believes comparable to those which would be available to the Company at such time from non-affiliated persons and will be in the future subject to the approval at the time of a majority of the Company's disinterested directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     There were no late  filings of reports  for fiscal  year 2000  pursuant  to
Section 16(a) of the Securities Exchange Act of 1934, as amended.


                                     ITEM 2
                   APPROVAL OF DELTA WOODSIDE INDUSTRIES, INC.
                             2000 STOCK OPTION PLAN

     The Board of Directors recommends that the shareholders approve the adoption by the Company of its 2000 Stock Option Plan (the "New Stock Option Plan"). The Company's Board adopted the New Stock Option Plan, subject to shareholder approval, on August 24, 2000 at the recommendation of the Compensation Grants Committee of the Board. If shareholders approve the New Stock Option Plan, it will be effective as of August 24, 2000. The Board recommends the New Stock Option Plan because it believes that the New Stock Option Plan is an effective component of management compensation. The Board believes that the New Stock Option Plan, by increasing management's potential ownership of Company stock, will further align the interest of management with shareholders causing management to seek to maximize shareholder value.

SUMMARY OF THE NEW STOCK OPTION PLAN

     Under the New Stock Option Plan, the Board (or a committee of the Board composed of two or more non-employee directors) will have the discretion to grant options for up to an aggregate maximum of 1,667,000 shares of the Company's common stock, $.01 par value per share. As of September 20, 2000, 24,156,625 shares of the Company's common stock were issued and outstanding, and the closing price of the common stock on that date was $1.375 per share. Shares issued pursuant to the exercise of options granted under the New Stock Option Plan would be in addition to such outstanding shares. The shares subject to the New Stock Option Plan and subject to grants made under the New Stock Option Plan are subject to typical provisions preventing dilution in the event of any change in the characteristics of the Company's common stock. The extent and nature of any adjustments will be determined solely by the Board or administrating committee.

     The purpose of the New Stock Option Plan is to promote the growth and profitability of the Company and its subsidiaries by increasing the personal participation of key and middle level executives in the performance of the Company and its subsidiaries, by enabling the Company and its subsidiaries to attract and retain key and middle level executives of outstanding competence and by providing these key and middle level executives with an equity opportunity in the Company. The New Stock Option Plan provides that it will be administered by the Board (or a committee of the Board composed of two or more non-employee directors). The Company expects that the Compensation Grants Committee will administer the New Stock Option Plan.

     Participation in the New Stock Option Plan is determined by the administrating committee and is limited to those key and middle level executives of the Company or one of its subsidiaries (who may or may not be officers or members of the Company's board of directors) who have the greatest impact on the Company's long-term performance. In making any determination as to the key and middle level executives to whom options will be granted and the number of shares that will be subject to each option, the administrating committee is to take into account, in each case, the level and responsibility of the executive's position, the executive's performance, the executive's level of compensation, the assessed potential of the executive and those other factors that the administrating committee deems relevant to the accomplishment of the purposes of the plan. Directors who are not also employees of the Company are not eligible to participate in the New Stock Option Plan. The New Stock Option Plan provides that no more than 1,250,000 shares may be covered by grants made under the plan in any calendar year to any particular employee. The Company expects that approximately 40 persons will be eligible to participate in the New Stock Option Plan.

     In the discretion of the administrating committee, options granted under the New Stock Option Plan may be "incentive stock options" for federal income tax purposes. The Company is not allowed a deduction at any time in connection with, and the participant is not taxed upon either the grant or the exercise of, an "incentive stock option." The difference between the exercise price of an incentive stock option and the market value of the shares of common stock at the date of exercise, however, constitutes a tax preference item for the participant in the year of exercise for alternative minimum tax purposes. Among other requirements, the stock acquired by the participant must be held for at least two years after the option is granted and for at least one year after the option is exercised for the option to qualify as an incentive stock option. If the participant satisfies these holding period requirements, the participant will be taxed only upon any gain realized upon disposition of the stock. The participant's gain will be equal to the difference between the sales price of the stock and the exercise price. If an incentive stock option is exercised after the death of the employee by the estate of the decedent, or by a person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the decedent, none of the holding period requirements apply.

     If the participant fails to satisfy the holding period requirements, the option will be treated in a manner similar to options that are not incentive stock options. The participant is generally not taxed upon the grant of an option that is not an incentive stock option. Upon exercise of the option, however, the participant recognizes ordinary income equal to the difference between the fair market value of the shares acquired on the date of exercise and the exercise price. Subject to Section 162(m) of the Internal Revenue Code (relating to limitations on corporate income tax deduction of certain executive compensation in excess of $1 million), generally the Company receives a deduction for the amount the participant reports as ordinary income arising from the exercise of the option. Upon a subsequent sale or disposition of the stock, the holder would be taxable on any excess of the selling price over the fair market value of the stock at the date of exercise. If the participant fails to satisfy the holding period requirements with respect to an option that would otherwise qualify as an incentive stock option, (i) ordinary income to the participant and, subject to Section 162(m) of the Internal Revenue Code, the deduction for the Company will arise at the time of the early disposition of the stock and will equal the excess of (a) the lower of the fair market value of the shares at the time of exercise or the sales price of the shares at the time of disposition over (b) the exercise price, and (ii) if the sales price of the stock at the time of the early disposition exceeds the fair market value of the shares at the time of exercise, the participant will also recognize capital gain income equal to that excess.

     The Company will attempt, to the maximum extent possible, to structure grants under the New Stock Option Plan to the Named Executives in a manner that satisfies the deductibility requirements of Section 162(m) of the Internal Revenue Code.

     The term of each option will be established by the administrating committee, but will not exceed ten years from the date the option vests for options not intended to qualify as incentive stock options and ten years from the date of grant for options intended to qualify as incentive stock options (or five years in the case of an incentive stock option granted to a person who owns stock having more than ten percent of the total combined voting power of all classes of stock of the Company), and the option will be exercisable according to the schedule that the administrating committee may determine. Upon the occurrence of any change of control (as defined in the New Stock Option Plan), all outstanding options, to the extent not vested and/or exercisable, will become immediately vested and exercisable in their entirety. The recipient of an option will not pay the Company any amount at the time the option is granted. If an option expires or terminates for any reason without having been fully exercised, the unpurchased shares subject to the option will again be available for the purposes of the New Stock Option Plan.

     The price per share at which each option granted under the New Stock Option Plan may be exercised will be the price set by the administrating committee at the time of grant based on the criteria adopted by the administrating committee in good faith; provided, however, in the case of an option intended to qualify as an incentive stock option, the price per share will not be less than the fair market value of the stock at the time the option is granted (or 110% of fair market value if the recipient of an incentive stock option owns stock having more than ten percent of the total combined voting power of all classes of stock of the Company). The New Stock Option Plan provides that in no event will the exercise price per share of an option be less than 50% of the fair market value per share of the Company's common stock on the date of the option grant.

     Options may be exercised by the participant tendering to the Company payment in cash in full of the exercise price for the shares as to which the option is exercised plus cash equal to the amount of all federal and state withholding or other employment taxes applicable to the exercise of the Options, if any. The administrating committee may determine at the time of grant that the recipient will be permitted to pay the exercise price in Company shares rather than in cash. Proceeds received by the Company from the sale of shares pursuant to exercise of options will be used for general corporate purposes as determined by the Board.

     The New Stock Option Plan may be terminated or amended by the board of directors (or committee of the Board) at any time, provided that no termination or amendment of the New Stock Option Plan shall alter or impair rights under options outstanding prior to such termination or amendment without the consent of the holders of such options. The Board must obtain the approval of shareholders for any amendment to the New Stock Option Plan to the extent such approval is required by applicable law, including without limitation Section 162(m) and the incentive stock option provisions of the Internal Revenue Code, such as an amendment that would increase the number of shares that may be covered by options granted under the New Stock Option Plan except pursuant to the plan's anti-dilution provisions.

     The New Stock Option Plan provides that it will terminate on the close of business on August 24, 2010, and no options will be granted under the plan thereafter, but termination will not affect any option granted under the plan before the termination date.

GRANTS UNDER THE NEW STOCK OPTION PLAN

     The Company's Compensation Grants Committee has already granted options for 1,546,666 shares of common stock under the New Stock Option Plan, subject to shareholder approval of the New Stock Option Plan. If the shareholders do not approve the New Stock Option Plan, these grants will be null and void. The table below sets forth certain information with respect to these grants.

                          OPTION GRANTS PURSUANT TO THE
                             2000 STOCK OPTION PLAN


                                                            Dollar           Number
Name And Position                                       Value ($) (a)     of Shares (b)
------------------------------------------------------ ----------------- ----------------

William F. Garrett, President, Chief Executive
     Officer & a Director                                         0          675,000

William H. Hardman, Jr., Vice President, Chief
     Financial Officer, Secretary & Treasurer                     0           66,667

Donald C. Walker, Vice President, Controller &
     Assistant Secretary                                          0           50,000

All Current Executive Officers as a Group (c)                     0          791,667

Non-Employee Directors as a Group                                 0                0

Non-Executive-Officer Employees as a Group                        0          754,999

--------------------

(a) All options listed have an exercise price of $1.6875 per share. Based on the closing price of the common stock on September 20, 2000 ($1.375), none of these options was in-the-money on such date. Each option vests with respect to one third of the shares listed above on June 30 in each 2001, 2002 and 2003 and each third of that option expires 10 years from the corresponding vesting date.
(b)  One-third of each grant vests in each of fiscal 2001, 2002 and 2003.
(c)  Three people.

INTEREST OF CERTAIN PERSONS IN THE NEW STOCK OPTION PLAN; EFFECT ON EXISTING SHAREHOLDERS

     The Company expects that the majority of the options permitted to be granted under the New Stock Option Plan will be granted to the current executive officers of the Company, including William F. Garrett, who is also a director of the Company, William H. Hardman, Jr. and Donald C. Walker. Current shareholders will experience dilution in their ownership of the Company's common stock to the extent options granted under the New Stock Option Plan are exercised.

VOTE REQUIRED TO APPROVE THE PLAN

     The New Stock Option Plan will be approved if a quorum is present at the Annual Meeting, the total votes cast (both for and against) exceeds half the number of shares outstanding on September 20, 2000 and the number of votes cast in favor of the New Stock Option Plan exceeds the number of votes cast against the New Stock Option Plan. Abstentions and broker non-votes will count in determining whether a quorum is present but will not count in determining the total number of votes cast. If an adequate number of votes are cast, abstentions and broker non-votes will not otherwise affect the vote to approve the New Stock Option Plan.

     The New Stock Option Plan is being submitted to the shareholders of the Company for approval because (1) the plan, by its terms, requires such approval to become effective, (2) the rules of the New York Stock Exchange require such approval for the shares covered by the plan to be listed, (3) shareholder approval of the plan is required in order for grants under the plan to be treated as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code and therefore excluded from calculating the limit on executive compensation which is deductible by the Company for federal income tax purposes imposed by Section 162(m) and (4) shareholder approval of the plan is required for options to qualify as incentive stock options under Section 422 of the Internal Revenue Code. If the plan is not approved by the requisite shareholder vote (described above), it will not become effective and all grants made under the plan will be null and void.

     Approval of the New Stock Option Plan is not contingent on the approval of any other proposal described in this proxy statement.

             THE BOARD OF  DIRECTORS,  UNANIMOUSLY  RECOMMENDS  THAT YOU VOTE TO
              APPROVE THE COMPANY'S 2000 STOCK OPTION PLAN.


                                     ITEM 3
                   APPROVAL OF DELTA WOODSIDE INDUSTRIES, INC.
                           INCENTIVE STOCK AWARD PLAN

     The Board of Directors recommends that the shareholders approve the adoption by the Company of its new Incentive Stock Award Plan (the "New Incentive Stock Award Plan"). The Company's Board adopted the New Incentive Stock Award Plan, subject to shareholder approval, on August 24, 2000 at the recommendation of the Compensation Grants Committee of the Board. If shareholders approve the New Incentive Stock Award Plan, it will be effective as of August 24, 2000. The Board recommends the New Incentive Stock Award Plan because it believes that the New Incentive Stock Award Plan is an effective component of management compensation. The Board believe that the New Incentive Stock Award Plan, by increasing management's potential ownership of Company stock, will further align the interest of management with shareholders causing management to seek to maximize shareholder value.

SUMMARY OF THE NEW INCENTIVE STOCK AWARD PLAN

     Under the New Incentive Stock Award Plan, the Board (or a committee of the Board composed solely of two or more non-employee directors) has the discretion to grant awards for up to an aggregate maximum of 667,000 shares of the Company's common stock, $.01 par value per share. As of September 20, 2000, 24,156,625 shares of the Company's common stock were issued and outstanding, and the closing price of the common stock on that date was $1.375 per share. Shares issued pursuant to awards granted under the New Incentive Stock Award Plan would be in addition to such outstanding shares and in addition to shares that could be issued pursuant to awards that could be granted under the Company's Old Incentive Stock Award Plan. The shares subject to award under the Incentive Stock Award Plan are subject to typical provisions preventing dilution in the event of any change in the characteristics of the Company's common stock. The extent and nature of any appropriate adjustment will be determined solely by the Board or administrating committee. The Company expects that the Compensation Grants Committee of the Board will administer the New Incentive Stock Award Plan.

     The purposes of the New Incentive Stock Award Plan are to establish or increase the equity ownership of the Company by management and other key employees of the Company and its subsidiaries through the prospect of stock ownership.

     The New Incentive Stock Award Plan authorizes the administrating committee to grant to management or other key employees of the Company or any of its subsidiaries rights to acquire Company shares at a cash purchase price of $.01 per share. Awards may be made to reward past performance or to induce exceptional future performance. The administrating committee will administer the New Incentive Stock Award Plan and determine the management or key employees to whom awards will be granted and the number of shares to be covered by any award. Directors who are not also employees are not eligible to participate in the plan. The New Incentive Stock Award Plan provides that no more than 300,000 shares may be covered by awards granted under the plan in any calendar year to any particular employee. The Company expects that approximately 30 persons will be eligible to participate in the New Incentive Stock Award Plan.

     A participant may receive an incentive stock award only upon execution of an incentive stock award agreement with the Company. The incentive stock award agreement sets forth the circumstances under which the award (or portion of the award) is forfeited. These circumstances may include (i) the termination of employment of the participant with the Company or any of its subsidiaries, for any reason other than death, retirement or permanent total disability, prior to the vesting date for the award (or portion of the award), and (ii) those additional circumstances (which could include the failure by the Company to meet specified performance criteria) that may be deemed appropriate by the administrating committee. The forfeiture circumstances may vary among the shares covered by an award. In the event an award (or portion of the award) is forfeited pursuant to the terms of the applicable incentive stock award agreement, the participant will immediately have no further rights under the award (or portion of the award) or in the shares covered thereby, and the shares will again become available for purposes of the New Incentive Stock Award Plan.

     Each incentive stock award agreement sets forth the circumstances under which the award (or portion of the award) will vest. With respect to any award (or portion of an award) intended to qualify as "performance-based compensation" under Section 162(m)(4)(C) of the Internal Revenue Code and the regulations promulgated thereunder, these circumstances will consist of the achievement of one or more performance-based goals established by the administrating committee based on one or a combination of the following factors as deemed appropriate by the administrating committee: total stockholder return; revenues, sales, net income, EBIT, EBITDA, stock price, and/or earnings per share; return on assets, net assets, and/or capital; return on stockholders' equity; debt/equity ratio; working capital; quality; the Company's financial performance or the performance of the Company's stock versus peers; cost reduction; productivity; or economic value added. The administrating committee will establish the performance-related goals for awards intended to qualify as "performance-based compensation" in writing no later than 90 days after the commencement of the period of service to which the award relates (and in all events before 25% of the period of service has elapsed). The vesting circumstances may vary among the shares covered by an Award. For awards intended to qualify as "performance-based compensation" under
Section 162(m)(4)(C) of the Internal Revenue Code, no shares will be issued until the applicable committee has previously certified in writing that the relevant performance-based goal(s) have been met.

     Upon the occurrence of any change of control (as defined in the New Incentive Stock Award Plan), all outstanding awards, to the extent not vested, will become immediately vested in their entirety.

     In the event an award (or portion of the award) vests pursuant to the terms of the applicable incentive stock award agreement, the Company will issue and deliver, or cause to be issued and delivered, to the participant or his or her legal representative, certificate(s) for the number of shares covered by the vested portion of the award, subject to receipt by the Company of the $.01 per share cash purchase price. The Company will use the amounts received upon exercise of awards for general corporate purposes.

     The recipient of an award will not pay the Company any amount at the time of the receipt of the award. Ordinarily, the holder of an award will realize taxable income, for federal income tax purposes, when the award (or portion of the award) vests in an amount equal to the excess of the fair market value of the covered shares on the date the award (or portion of the award) vests over the $.01 per share cash purchase price. At the same time, subject to Section 162(m) of the Internal Revenue Code, the Company should generally be allowed a tax deduction equivalent to the holder's taxable income arising from that vesting. The New Incentive Stock Award Plan provides that, at or about the time the award (or portion of the award) vests, the Company will pay the participant cash sufficient to pay the participant's income tax liability associated with the vesting and receipt of that cash. This cash payment would be taxable as income to the participant and, subject to Section 162(m), generally deductible by the Company.

     The portion of any incentive stock award that vests or is paid based on a participant being an employee at specified dates will not satisfy the requirements of Section 162(m) of the Internal Revenue Code. The Company will attempt, however, to the maximum extent possible, to structure the portion of incentive stock awards made to the Named Executives that vests or is paid in accordance with performance criteria in a manner that satisfies the deductibility requirements of Section 162(m).

     Until the issuance and delivery to the participant of certificate(s) for shares pursuant to the vesting of an award, the participant has none of the rights of a stockholder with respect to those shares.

     The New Incentive Stock Award Plan provides that the board of directors (or committee of the Board) may terminate or amend the plan, except that (1) stockholder approval is required in the event any amendment would (i) increase the total number of shares covered by the plan (except in connection with the anti-dilution provisions of the plan) or (ii) change the $0.01 per share cash purchase price of shares subject to awards under the plan, and (2) no termination, amendment or modification of the plan will affect any award previously made to a participant without that participant's consent.

AWARDS UNDER THE NEW INCENTIVE STOCK AWARD PLAN

     The Company's Compensation Grants Committee has already granted awards for all 666,667 shares of common stock issuable under the New Incentive Stock Award Plan, subject to shareholder approval of the New Incentive Stock Award Plan. If the shareholders do not approve the New Incentive Stock Award Plan, these grants will be null and void. The table below sets forth certain information with respect to these grants.

                             AWARDS PURSUANT TO THE
                         NEW INCENTIVE STOCK AWARD PLAN


                                                            Dollar           Number
Name And Position                                        Value ($)(a)     of Shares (b)
------------------------------------------------------ ----------------- ----------------

William F. Garrett, President, Chief Executive
     Officer & a Director                                   409,500          300,000

William H. Hardman, Jr., Vice President, Chief
     Financial Officer, Secretary & Treasurer                44,963           32,940

Donald C. Walker, Vice President, Controller &
     Assistant Secretary                                     24,980           18,300

All Current Executive Officers as a Group (c)               479,443          351,240

Non-Employee Directors as a Group                                 0                0

Non-Executive-Officer Employees as a Group                  430,558          351,427

--------------------

(a) The dollar value of the options granted was calculated by multiplying the number of shares covered by awards times the excess of the fair market value of the common stock on September 20, 2000 ($1.375) over the exercise price of $0.01 per share.
(b) One quarter of each grant vests in each of fiscal 2001, 2002, and 2003 if the employee continues to be an employee on the last day of that fiscal year. The remaining quarter of each grant vests in fiscal 2004 if certain performance criteria (which vary between grantees) are met by the end of fiscal 2003.
(c)  Three people.

INTEREST OF CERTAIN PERSONS IN THE NEW INCENTIVE STOCK AWARD PLAN; EFFECT ON EXISTING SHAREHOLDERS

     The majority of the awards under the Incentive Stock Award Plan have been granted to the current executive officers of the Company, including William F. Garrett, who is also a director of the Company, William H. Hardman, Jr. and Donald C. Walker. Current shareholders will experience dilution in their ownership of the Company's common stock to the extent awards under the New Incentive Stock Award Plan are exercised.

VOTE REQUIRED TO APPROVE THE PLAN

     The New Incentive Stock Award Plan will be approved if a quorum is present at the Annual Meeting, the total votes cast (both for and against) exceeds half the number of shares outstanding on September 20, 2000 and the number of votes cast in favor of the New Incentive Stock Award Plan exceeds the number of votes cast against the New Incentive Stock Award Plan Abstentions and broker non-votes will count in determining whether a quorum is present but will not count in determining the total number of votes cast. If an adequate number of votes are cast, abstentions and broker non-votes will not otherwise affect the vote to approve the New Incentive Stock Award Plan.

     The New Incentive Stock Award Plan is being submitted to the shareholders of the Company for approval because of the requirements of the New York Stock Exchange and in order to comply with Section 162(m) of the Internal Revenue Code. Shareholder approval of the plan is required in order for grants under the plan that vest according to performance criteria to be treated as "performance-based compensation" for purposes of Section 162(m). "Performance-based compensation" is excluded from calculating the limit on executive compensation which is deductible by the Company for federal income tax purposes imposed by Section 162(m). If the plan is not approved by the requisite shareholder vote (described above), it will not become effective, and all awards made under the plan will be null and void.

     Approval of the New Incentive Stock Award Plan is not contingent on the approval of any other proposal described in this proxy statement.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE COMPANY'S NEW INCENTIVE STOCK AWARD PLAN.


                                     ITEM 4
                         RATIFICATION OF APPOINTMENT OF
                        KPMG LLP AS INDEPENDENT AUDITORS

     The Board of Directors recommends the ratification of the appointment of KPMG LLP (f/k/a KPMG Peat Marwick LLP), independent certified public accountants, as auditors for the Company and its subsidiaries for fiscal year 2001 and to audit and report to the shareholders upon the financial statements of the Company as of and for the period ending June 30, 2001.

     KPMG LLP currently serves as the Company's independent auditors and was engaged by the Company on August 19, 1994, pursuant to approval by the Board of Directors and subsequent ratification by the shareholders, as principal accountants for the Company's 1995 fiscal year.

     Representatives of KPMG LLP will be present at the Annual Meeting and such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions that the shareholders may have. Neither the firm nor any of its members has any relation with the Company except in the firm's capacity as auditors or as advisors.

     The appointment of auditors is approved annually by the Board of Directors and subsequently submitted to the shareholders for ratification. The decision of the Board is based on the recommendation of the Audit Committee.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO RATIFY THE APPOINTMENT OF KPMG LLC AS INDEPENDENT AUDITORS.


                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors was not aware that any business not described above would be presented for consideration at the Annual Meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting them.

                              FINANCIAL INFORMATION

     THE COMPANY'S FISCAL 2000 ANNUAL REPORT IS BEING MAILED TO SHAREHOLDERS ON OR ABOUT OCTOBER 6, 2000. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD AS OF SEPTEMBER 20, 2000, AND TO EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS, UPON WRITTEN REQUEST OF SUCH SHAREHOLDER OR PERSON, A COPY OF SUCH FISCAL 2000 ANNUAL REPORT OR THE COMPANY'S FISCAL 2000 ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES (BUT EXCLUDING EXHIBITS), FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE DIRECTED TO DELTA WOODSIDE INDUSTRIES, INC., POST OFFICE BOX 6126, GREENVILLE, SOUTH CAROLINA 29606, ATTENTION: WILLIAM H. HARDMAN, VICE PRESIDENT, TREASURER AND SECRETARY.

     NOTWITHSTANDING ANY STATEMENT IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, INCORPORATING FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE AUDIT COMMITTEE REPORT BELOW SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

     The Audit Committee is responsible for the duties set forth in its charter (which is attached to this proxy statement as Appendix A) but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. The Company's management has the responsibility for preparing the financial statements and implementing internal controls, and the Company's independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not the equivalent of an audit.

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

       The Board of Directors adopted a written Audit Committee Charter on February 17, 2000, a copy of which is included as APPENDIX A to this Proxy Statement. All members of the Audit Committee are independent as defined in
Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.

     The  Audit   Committee  has  reviewed  and  discussed  with  the  Company's management and the Company's independent auditors the audited financial statements of the Company contained in the Company's fiscal 2000 Annual Report. The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380). The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees") and has discussed with the Company's independent auditors such independent auditors' independence.

     Based on the review and discussions described in the immediately preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements included in the Company's fiscal 2000 Annual Report be included in that report, which is incorporated by reference into the Company's Annual Report on Form 10-K for the fiscal year ended July 1, 2000, filed with the U.S. Securities and Exchange Commission.

                                 AUDIT COMMITTEE

     C. C. Guy, Chair              Dr. Max Lennon             Dr. James F. Kane


                             SOLICITATION OF PROXIES

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, proxies may be solicited by directors, officers and other regular employees of the Company by telephone, telecopy or personal interview for no additional compensation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to beneficial owners of the stock held of record by such persons and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing. The Company has engaged Corporate Investor Communications to assist in these contacts with brokerage houses, custodians, nominees and fiduciaries for an estimated fee of $2,000 plus reasonable out-of-pocket expenses.


                          PROPOSALS OF SECURITY HOLDERS

     Any shareholder of the Company who desires to present a proposal at the 2001 Annual Meeting of Shareholders for inclusion in the Company's proxy statement and form of proxy relating to that meeting must submit such proposal to the Company at its principal executive offices on or before June 8, 2001. Pursuant to the requirements of the Company's bylaws, if a shareholder of the Company desires to present a proposal at the 2001 Annual Meeting of Shareholders that will not be included in the Company's proxy statement and form of proxy relating to that meeting, such proposal must be submitted to the Company at its principal executive offices no later than July 10, 2001 for the proposal to be considered timely.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.


                                            William H. Hardman, Secretary

Greenville, South Carolina
October 6, 2000

                                                                      APPENDIX 1

     NOTWITHSTANDING ANY STATEMENT IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, INCORPORATING FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE AUDIT COMMITTEE CHARTER BELOW SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.


                         DELTA WOODSIDE INDUSTRIES, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER


1.  PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body and the public; the Company's system of internal controls regarding finance, accounting and legal compliance and ethics; and the Company's auditing, accounting and financial reporting procedures generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster compliance with, the Company's policies, procedures and practices at all levels.

The Audit Committee's primary duties and responsibilities are to:

     Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

     Review and appraise the audit efforts of the Company's independent accountants and internal auditing department. The Company's independent accountants are ultimately accountable to the Audit Committee and the Board of Directors, which have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (subject to ratification of the selection of outside auditors by the Company's stockholders).

     Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities set forth in Section IV of this Charter.

II.  COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an independent director and free from any relationship to the Company that may interfere with the exercise of his or her independence from management and the Company. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. In addition, each member of the Committee must satisfy the restrictions of the New York Stock Exchange concerning such membership. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Audit Committee shall be elected by the Board at the meeting of the Board that occurs on the date of the Company's annual stockholders' meeting, and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

III.  MEETINGS

The Committee shall meet at least four times a year or more frequently as circumstances dictate. As part of its job to foster open communications, the Committee should meet at least annually with management, the director of the internal audit department and the independent accountants in separate executive sessions to discuss any matters that the Committee or any of these groups or individuals believes should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Company's financials consistent with IV.4. (below)

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW

1. Review and reassess the adequacy of this Charter periodically, at least annually, as conditions dictate.

2. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants.

3. Review the regular  internal  reports to management  prepared by the internal
auditing   department  and  any  letters  of  the  independent   accountants  to
management, and management's response thereto.

4. Review with financial management and the independent accountants each 10-Q prior to its filing. The Chair may represent the entire committee for purposes of this review.

INDEPENDENT ACCOUNTANTS

5. Recommend to the Board of Directors the selection of the outside auditors, consider the independence and effectiveness of the outside auditors and approve the fees and other compensation to be paid to the outside auditors. The Committee shall ensure that the outside auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the outside auditors and the Company. The Committee shall actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors. The Committee has the responsibility to recommend that the Board take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditors' independence.

6. Review and evaluate the performance of the independent accountants and, when circumstances warrant, recommend to the Board the replacement of the independent accountants.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

FINANCIAL REPORTING PROCESS

8. In consultation with the independent accountants and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgment about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, material changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditing department.

PROCESS IMPROVEMENT

11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of the work or access to the required information.

13. Review any significant disagreement among management and the independent accountants or internal auditing department in connection with the preparation of the financial statements.

14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial accounting practices, as previously approved by the Audit Committee, have been implemented. The appropriate time of this review shall be decided by the Committee.

ETHICAL AND LEGAL COMPLIANCE

15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce the Code.

16. Review management's monitoring of the Company's compliance with the Company's Ethical Code, and ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

17. Review the activities, organizational structure and qualifications of the internal audit department.

18. Review with the Company's counsel legal compliance matters including corporate securities trading policies.

19. Review with the Company's counsel any legal matter that could have a material impact on the Company financial statements.

20. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.


Adopted by Board of Directors on February 17, 2000.

                                                                      APPENDIX 2









                         DELTA WOODSIDE INDUSTRIES, INC.
                             2000 STOCK OPTION PLAN













                         Effective as of August 24, 2000

                         DELTA WOODSIDE INDUSTRIES, INC.
                             2000 STOCK OPTION PLAN
                             ----------------------


1. PURPOSE.
   --------

         The purpose of the Delta Woodside Industries, Inc. 2000 Stock Option Plan (the "Plan") is to promote the growth and profitability of Delta Woodside Industries, Inc. (the "Company") and its subsidiaries from time to time ("Subsidiaries") by increasing the personal participation of key and middle level executives in the continued growth and financial success of the Company and the Subsidiaries, by enabling the Company and the Subsidiaries to attract and retain executives of outstanding competence and by providing such executives with an equity opportunity in the Company. This purpose will be achieved through the grant of options ("Options") to purchase shares of the common stock of the Company ("Shares").

2. ADMINISTRATION.
   ---------------

         The Plan shall be administered by the Company's Board of Directors (the "Board"); provided, however, that in its discretion, the Board may delegate its authority under the Plan to a committee of the Board (the "Committee") composed solely of two or more "Non-Employee Directors" ( as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any applicable successor rule or regulation (the "Exchange Act")).
         The Board (or Committee, as applicable) shall have complete and final authority to: (i) interpret all terms and provisions of the Plan; (ii) select from the group of key and middle level executives eligible to participate in the Plan the executives to whom Options will be granted; (iii) subject to the terms of the Plan, establish the terms and conditions of each Option, including without limitation the number of Shares subject to the Option, the term of the Option, and any schedule for or conditions of the exercise of the Option; (iv) prescribe the form of instrument(s) evidencing Options granted under the Plan;
(v) determine the time or times at which Options will be granted; (vi) make special grants of Options as the Board (or Committee, as applicable) may determine to be appropriate; (vii) determine the method of exercise of Options granted under the Plan; (viii) adopt, amend and rescind general and special rules for the Plan's administration; and (ix) make all other determinations and take all other actions necessary or advisable for the administration of the Plan.
         Unless the bylaws or a resolution of the Board provides otherwise, any action that the Board (or Committee, as applicable) is authorized to take may be taken without a meeting if all the member of the Board (or Committee, as applicable) sign a written document authorizing such action.
         The Board (or Committee, as applicable) may designate selected Board members or certain employees of the Company to assist the Board (or Committee, as applicable) in the administration of the Plan and may grant authority to such persons to execute documents, including Options, on behalf of the Board (or Committee, as applicable).
         No member of the Board shall be liable for any action taken or determination made in good faith in connection with the Plan.

3. ELIGIBILITY AND FACTORS TO BE CONSIDERED IN GRANTING OPTIONS.
   -------------------------------------------------------------

         Key or middle level executives, whether or not officers or members of the Board, of the Company and its Subsidiaries who have the greatest impact on the Company's long-term performance shall be eligible to receive Options under the Plan. In determining the key and middle level executives to which Options will be granted and the number of shares subject to each Option, the Board (or Committee, as applicable) shall take into account the level and responsibility of the executive's position, the executive's performance, the assessed potential of the executive and such other factors as the Board (or Committee, as applicable) may deem relevant to the accomplishment of the purposes of the Plan. Options may be granted under the Plan only for reasons connected with an executive's employment with the Company or a Subsidiary.
         Directors of the Company or any Subsidiary who are not also employees of the Company or any of its Subsidiaries are not eligible to participate in the Plan.

4. SHARES SUBJECT TO THE PLAN.
   ---------------------------

         Subject to the provisions of Section 14, the aggregate number of Shares with respect to which Options may be granted under the Plan shall not exceed 1,667,000 Shares. If an Option expires, terminates or is surrendered without having been fully exercised, any Shares subject to the Option with respect to which the Option was not exercised shall again be available for purposes of this Plan. The Board (or Committee, as applicable) shall maintain records showing the cumulative total of all Shares subject to outstanding Options.

5. DESIGNATION OF OPTIONS; NUMBER OF SHARES.
   -----------------------------------------

         Subject to the terms of the Plan, the Board (or Committee, as applicable) may, in its sole discretion, grant Options to eligible participants.
         In granting Options, the Board (or Committee, as applicable) shall clearly indicate as to each Option whether the Option is an incentive stock option ("ISO") or a non-qualified stock option ("NQO"). The Board (or Committee, as applicable) may grant both ISOs and NQOs to the same executive, provided that the ISOs and NQOs are granted separately. The Board (or Committee, as applicable) shall not designate an Option as an ISO unless the terms of the Option comply with all of the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").
         Subject to Section 4., the Board (or Committee, as applicable) may grant Options to eligible participants with respect to such number of Shares as the Board (or Committee, as applicable), in its sole discretion, may determine; provided, that no participant may be awarded Options during any calendar year with respect to an aggregate of more than 1,250,000 shares of common stock (subject to adjustment under Section 14).
         With respect to Options designated as ISOs, the aggregate fair market value (determined at the Options' respective dates of grant in accordance with Section 422(c)(7) of the Code) of the Shares with respect to which such Options are exercisable for the first time by a participant during any calendar year (under all plans taken into account pursuant to Section 422(d) of the Code) shall not exceed $100,000.

6. EXERCISE PRICE.
   ---------------

         The price per Share at which each Option may be exercised shall be the price determined by the Board (or Committee, as applicable) at the time of grant based on such criteria as may be adopted by the Board (or Committee, as applicable) in good faith, but in no event shall the exercise price per share of an Option be less than the par value of a Share or less than fifty percent (50%) of the fair market value of a Share at the time such Option is granted. In addition, (i) the exercise price per share for any ISO shall be not less than the fair market value of a Share (determined in accordance with Section 422(c)(7) of the Code) at the time such Option is granted; (ii) the exercise price per share for any ISO shall be not less than 110% of the fair market value of a Share (determined in accordance with Section 422(c)(7) of the Code) at the time such Option is granted if immediately prior to the grant, the recipient is a person who beneficially owns (determined in accordance with Section 424 of the Code) stock having more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (determined in accordance with Section 424(d) of the Code) (a "10% Owner"); and (iii) the exercise price per share shall be not less than the fair market value of a Share at the time the Option is granted for any grant that is intended to qualify as "performance-based compensation" under
Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

7. TERM.
   -----

         The term of each Option shall be established by the Board (or Committee, as applicable) but shall not exceed ten (10) years from the date that the Option vests. In addition, no ISO shall have a term exceeding ten (10) years from the date of grant, and no ISO granted to a participant who is a 10% Owner shall have a term exceeding five (5) years from the date of grant.

8. TIME OF GRANT.
   --------------

         The date of grant of an Option for all purposes shall be the date on which the Board (or Committee, as applicable) approves the grant of the Option. Notice of the grant shall be given to each Option recipient (each a "Grantee") within a reasonable time after the date of grant.

9. TRANSFER.
   ---------

         An Option shall not be transferable by the Grantee except by will or the laws of descent and distribution. During the Grantee's lifetime, an Option may only be exercised by the Grantee.

10. EXERCISE.
    ---------

         Subject to the terms of the Plan, an Option may be exercisable at such time or times after the date of grant and upon such conditions and according to such schedule as may be determined by the Board (or Committee, as applicable) at the time of grant. Notwithstanding any other provision of this Plan, in no event may an Option be exercised after the expiration of its stated term.

         Upon any Change of Control, all outstanding Options, to the extent not vested and/or exercisable, shall become immediately vested and exercisable in their entirety. "Change of Control" shall mean the occurrence of any one of the following: (a) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any "person" (within the meaning of Section 13(d) of the Exchange Act) other than one or more wholly-owned Subsidiaries of the Company; (b) the adoption of a plan relating to the liquidation or dissolution of the Company; (c) the first day on which a majority of the members of the Board are not Continuing Directors; or (d) the consummation of any transaction (including without limitation any merger, share exchange or consolidation) the result of which is that any "person" (as defined above), other than an Exempt Person or Exempt Persons, becomes, directly or indirectly, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that an entity or person shall be deemed to have "beneficial ownership" of all shares that any such entity or person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) of more than 30% of the outstanding common stock of the Company; provided that the transactions covered by this clause (d) shall not include the acquisition by the Company of its common stock; provided further, however, that if (x) any "person" (as defined above) becomes, directly or indirectly, the "beneficial owner" (as defined above) of more than 30% of the outstanding common stock of the Company solely as a result of acquisition by the Company of its common stock, (y) such "person" thereafter acquires any additional shares of common stock of the Company and (z) immediately after such acquisition such "person" is, directly or indirectly, the "beneficial owner" (as defined above) of 30% or more of the outstanding common stock of the Company, then such additional acquisition shall constitute a Change of Control.
         "Exempt Person" shall mean (a) the Company, (b) any wholly-owned Subsidiary of the Company, (c) any individual who immediately before the transaction is an executive officer of the Company, (d) any employee benefit plan of the Company or any of its wholly-owned Subsidiaries or (e) any entity or person holding shares of common stock for or pursuant to the terms of any such plan if such entity or person is not a beneficiary of or participant in such plan.
         "Continuing Directors" shall mean, as of any date, any member of the Board who (i) was a member of the Board on the date this Plan was adopted by the Board or (ii) was nominated for election or elected to the Board with the approval of a majority of the Continuing Directors who were members of the Board at the time of such nomination or election.

11. METHOD OF EXERCISE.
    -------------------

         An Option shall be deemed exercised when (i) the Company receives written notice of the holder's decision to exercise the Option; (ii) the holder tenders to the Company payment in full in cash (or if the Board (or Committee, as applicable) so determines at the time of grant, in Shares) the aggregate exercise price for the Shares with respect to which the Option is to be exercised; (iii) the holder tenders to the Company payment in full in cash the amount of all federal and state withholding or other employment taxes applicable to the taxable income, if any, of the holder resulting from the exercise of the Option; and (iv) the holder complies with such other reasonable requirements as the Board (or Committee, as applicable) may establish.

         An Option may be exercised for any lesser number of Shares than the full number for which it could have been exercised. Such a partial exercise shall not affect the right to exercise the Option from time to time with respect to the remaining Shares subject to the Option.

12. CANCELLATION AND REPLACEMENT OF OPTIONS.
    ----------------------------------------

         The Board (or Committee, as applicable) may at any time or from time to time permit a Grantee to voluntarily surrender any outstanding Options where such surrender is conditioned upon the granting to the Grantee of new Options for such number of Shares as the Board (or Committee, as applicable) may determine. The Board (or Committee, as applicable) may require a Grantee to surrender outstanding Options as a condition precedent to the grant of new Options to such Grantee.
         Subject to the terms of the Plan, the Board (or Committee, as applicable) shall determine the terms and conditions of any new Options, including the prices at and periods during which they may be exercised, all of which may differ from the terms and conditions of the Options surrendered. Any such new Options shall be subject to the Plan. The grant of new Options in connection with the surrender of outstanding Options shall be considered, for purposes of the Plan, as the grant of new Options and not as an alteration, amendment or modification of the Plan or the Options surrendered.
         The Shares subject to any Options surrendered shall no longer be charged against the aggregate Share limit set forth in Section 4. and shall again be available for grants of Options under the Plan.

13. TERMINATION OF OPTIONS.
    -----------------------

         An Option shall be considered terminated in whole or in part to the extent that, in accordance with the provisions of the Plan, it can no longer be exercised with respect to Shares subject to the Option. The Shares subject to any Option, or portion thereof, that terminates shall no longer be charged against the aggregate Share limit set forth in Section 4. and shall again be available for the grant of Options under the Plan.

14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.
    -------------------------------------------

         In the event of any change in the characteristics of the Shares by reason of a stock dividend, recapitalization, merger, reorganization, consolidation, stock split, reverse stock split or any other similar event, the Shares subject to the Plan and the Shares subject to each outstanding Option shall be correspondingly increased, reduced or changed, such that by exercise of any outstanding Option, a Grantee will receive, without change in the aggregate purchase price, securities, as so increased, reduced or changed, comparable to the securities the Grantee would have received if the Grantee had exercised the Option prior to such event. In the case of an ISO, the foregoing sentence shall apply in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, if the excess of the aggregate fair market value of the Shares subject to the Option immediately after such event over the aggregate exercise price of such Shares is not more than the excess of the aggregate fair market value of all Shares subject to the Option immediately prior to such event over the aggregate exercise price of such Shares.

         Adjustments under this Section shall be made by the Board (or Committee, as applicable), whose determination as to the nature and extent of any adjustments shall be binding and final.

15. COMPLIANCE WITH SECURITIES AND EXCHANGE COMMISSION AND OTHER REQUIREMENTS.
    --------------------------------------------------------------------------

         No certificates for Shares shall be executed and delivered upon exercise of any Option unless and until the Company is able to take such action, if any, as is then required to comply with the Securities Act of 1933, as amended; the Exchange Act; the South Carolina Uniform Securities Act, as amended; any other applicable state securities laws and the requirements of any exchange on which the Shares may be listed.
         In the case of the exercise of an Option by a person or estate acquiring the right to exercise the Option by bequest of inheritance, the Board (or Committee, as applicable) may require reasonable evidence as to the ownership of the Option and may require such consent and releases of taxing authorities as it may deem advisable.

16. NO RIGHT TO EMPLOYMENT.
    -----------------------

         Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any participant under this Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any participant at any time with or without cause, to the same extent as the Company or Subsidiary might have done if the Plan had not been adopted.

17. NO RIGHTS AS SHAREHOLDER.
    -------------------------

         No person, estate or other entity shall have any rights as a shareholder with respect to the Shares obtained as a result of the exercise of an Option until a certificate or certificates for the Shares have been received.

18. AMENDMENT AND TERMINATION.
    --------------------------

         The Board may at any time suspend, amend or terminate this Plan. The Board (or Committee, as applicable) may make such modifications to the terms and conditions of any Option as it shall deem advisable. No Option shall be granted during any suspension or after termination of the Plan. Notwithstanding the foregoing provisions of this Section, no amendment, suspension or termination of the Plan and no modification of any Option shall, without the consent of the holder of an Option, alter or impair any rights or obligations under any Option granted prior to the effective date of the amendment, suspension or termination of the Plan or of the modification to the Option.
         In addition to Board approval of an amendment to the Plan, the Board shall obtain such consent by the holders of the capital stock of the Company, if any, as may be required by applicable law, including without limitation Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, Sections 162(m) and 421 through 424 of the Internal Revenue Code.

19. USE OF PROCEEDS.
    ----------------

         The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes as determined by the Board.

20. INDEMNIFICATION OF BOARD.
    -------------------------

         In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board (and the Committee, as applicable) shall, to the fullest extent permitted by law, be indemnified by the Company against the reasonable expenses, including attorneys' fees and legal costs, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action or omission in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it has been adjudged in such action, suit or proceeding that such Board or Committee member is liable for gross negligence or misconduct in the performance of such member's duties; provided that within 60 days after institution of any such action, suit or proceeding the Board or Committee member shall in writing offer the Company the opportunity, at the Company's own expense, to handle and defend the same.

21. EFFECTIVE DATE OF THE PLAN.
    ---------------------------

         This Plan shall be effective August 24, 2000, subject to subsequent approval by the requisite shareholder vote no later than the next annual meeting of the shareholders of the Company. Any Options granted prior to such shareholder approval shall also be subject to shareholder approval of the Plan. If the Plan is not approved by the shareholders of the Company, the Plan shall terminate and any Options granted under the Plan shall expire.

22. DURATION OF THE PLAN.
    ---------------------

         Unless previously terminated by the Board, this Plan shall terminate at the close of business on August 24, 2010, and no Option may be granted under the Plan thereafter, but such termination shall not affect any Option granted prior to termination of the Plan.

23. GOVERNING LAW.
    --------------

         This Plan shall be governed, interpreted and enforced in accordance with the laws of South Carolina without regard to choice of law principles.

                         DELTA WOODSIDE INDUSTRIES, INC.
                             STOCK OPTION AGREEMENT

         THIS AGREEMENT is made by and between Delta Woodside Industries, Inc. (the "Company") and ______________________________ (the "Participant") effective as of the Date of Grant set forth below.

         Subject to the Additional Terms and Conditions attached hereto and to the terms of the Delta Woodside Industries, Inc. 2000 Stock Option Plan, as amended from time to time (the "Plan"), both of which are incorporated herein by reference as part of this Agreement, the Company hereby awards as of the Date of Grant to Participant an option (the "Option"), as described below, to purchase the Option Shares. Capitalized terms used and not defined or described herein shall have the meanings set forth in the attached Additional Terms and Conditions or the Plan.

         A. Type of Option: ________________________. [Specify whether the Option is intended to be an ISO or NQO, either "This Option is intended to be an "incentive stock option" within the meaning of Section 422 of the Code," or "This Option is not intended to be an "incentive stock option" within the meaning of Section 422 of the Code." ISOs and NQOs granted at the same time must be granted using a separate Stock Option Agreement for each.] [If the Option is an ISO, include the following language: "The Participant acknowledges that any Option granted to the Participant that is intended to be an ISO will lose tax-favored treatment under Section 421 of the Code if the Participant fails to comply with the holding period requirements of Section 422 of the Code."]
         B.       Date of Grant: __________________________.
         C. Exercise Price: __________ per Share. [No less than 50% of fair market value of a Share as of the Date of Grant and no less than par value ($.01). No less than fair market value if the Option is an ISO or is intended as "performance-based compensation" under Code Section 162(m). No less than 110% of fair market value if the Option is an ISO and the recipient is a 10% Owner immediately prior to the grant.]
         D.       Option Shares: __________ Shares.
         E.       Vesting Schedule: [As determined by the Board or Committee.]
         F.  Term:  __________________.        [As  determined  by the  Board or
Committee. If ISOs are awarded, not to exceed ten (10) years from the Date of Grant and not to exceed five (5) years from the Date of Grant if the recipient is a 10% Owner immediately prior to the grant.]
         G. Expiration of Option Upon Termination of Employment and Death of Participant. [As determined by the Board or Committee. See Section 10 of the Plan.]
         H. Form of Payment. [Payment must be in cash unless the Board or Committee permits exercise by transfer of Shares with a fair market value equal to the aggregate exercise price.]

         IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the date first set forth above.

DELTA WOODSIDE INDUSTRIES, INC.                      PARTICIPANT


By:________________________________                  __________________________
Name:_____________________________                   Name:_____________________
Title:______________________________

                         DELTA WOODSIDE INDUSTRIES, INC.
                             STOCK OPTION AGREEMENT
                         ADDITIONAL TERMS AND CONDITIONS

1. Exercise.
   ---------

         Subject to the terms of the Plan, an Option may be exercised from time to time during the Term of the Option with respect to all or a portion of the Shares with respect to which the Option has vested. A partial exercise shall not affect the right to exercise the Option from time to time with respect to the remaining Shares subject to the Option. Notwithstanding any other provision of this Stock Option Agreement or the Plan, in no event may an Option be exercised after the expiration of its stated term.

2. METHOD OF EXERCISE.
   -------------------

         An Option shall be deemed exercised when (i) the Company receives written notice of the holder's decision to exercise the Option; (ii) the holder tenders to the Company payment in full in cash (or, if authorized by this Stock Option Agreement, Shares) the aggregate exercise price for the Shares with respect to which the Option is to be exercised; (iii) the holder tenders to the Company payment in full in cash the amount of all federal and state withholding or other employment taxes applicable to the taxable income, if any, of the holder resulting from the exercise of the Option; and (iv) the holder complies with such other reasonable requirements as the Board (or Committee, as applicable) may establish.

3. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.
   -------------------------------------------

         In the event of any change in the characteristics of the Shares by reason of a stock dividend, recapitalization, merger, reorganization, consolidation, stock split, reverse stock split or any other similar event, the Shares subject to the Plan and the Shares subject to each outstanding Option shall be correspondingly increased, reduced or changed, such that by exercise of any outstanding Option, a Grantee will receive, without change in the aggregate purchase price, securities, as so increased, reduced or changed, comparable to the securities the Grantee would have received if the Grantee had exercised the Option prior to such event. In the case of an ISO, the foregoing sentence shall apply in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, if the excess of the aggregate fair market value of the Shares subject to the Option immediately after such event over the aggregate exercise price of such Shares is not more than the excess of the aggregate fair market value of all Shares subject to the Option immediately prior to such event over the aggregate exercise price of such Shares.
         Adjustments under this Section shall be made by the Board (or Committee, as applicable), whose determination as to the nature and extent of any adjustments shall be binding and final.

4. TRANSFER.
   ---------

         An Option shall not be transferable by the Grantee except by will or the laws of descent and distribution. During the Grantee's lifetime, an Option may only be exercised by the Grantee.

5. COMPLIANCE WITH SECURITIES AND EXCHANGE COMMISSION AND OTHER REQUIREMENTS.
   --------------------------------------------------------------------------

         No certificates for Shares shall be executed and delivered upon exercise of any Option unless and until the Company is able to take such action, if any, as is then required to comply with the Securities Act of 1933, as amended; the Securities Exchange Act of 1934, as amended; the South Carolina Uniform Securities Act, as amended; any other applicable state securities laws and the requirements of any exchange on which the Shares may be listed.
         In the case of the exercise of an Option by a person or estate acquiring the right to exercise the Option by bequest of inheritance, the Board (or Committee, as applicable) may require reasonable evidence as to the ownership of the Option and may require such consent and releases of taxing authorities as it may deem advisable.

6. NO RIGHT TO EMPLOYMENT.
   -----------------------

         Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor this Stock Option Agreement shall confer upon any participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any participant at any time with or without cause, to the same extent as the Company or Subsidiary might have done if the Plan had not been adopted.

7. NO RIGHTS AS SHAREHOLDER.
   -------------------------

         No person, estate or other entity shall have any rights as a shareholder with respect to the Shares obtained as a result of the exercise of an Option until a certificate or certificates for the Shares have been received.

8. AMENDMENT AND TERMINATION.
   --------------------------

         The Board may at any time suspend, amend or terminate the Plan. The Board (or Committee, as applicable) may make such modifications of the terms and conditions of any Option as it shall deem advisable. Notwithstanding the foregoing provisions of this Section, no amendment, suspension or termination of the Plan and no modification of any Option shall, without the consent of the holder of an Option, alter or impair any rights or obligations under any Option granted prior to the effective date of the amendment, suspension or termination of the Plan or of the modification of the Option.
         In addition to Board approval of an amendment to the Plan, the Board shall obtain such consent by the holders of the capital stock of the Company, if any, as may be required by applicable law, including without limitation Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, Sections 162(m) and 421 through 424 of the Internal Revenue Code.

9. GOVERNING LAW.
   --------------

         This Stock Option Agreement shall be governed, interpreted and enforced in accordance with the laws of South Carolina without regard to choice of law principles.

10. ENTIRE AGREEMENT.
    -----------------

         This Stock Option Agreement and the Plan, as amended, express the entire understanding and agreement of the parties hereto with respect to the grant of the Option evidenced by this Stock Option Agreement.

                                                                      APPENDIX 3









                         DELTA WOODSIDE INDUSTRIES, INC.
                           INCENTIVE STOCK AWARD PLAN























                            Effective August 24, 2000

                         DELTA WOODSIDE INDUSTRIES, INC.
                           INCENTIVE STOCK AWARD PLAN

                                    ARTICLE I
                                    THE PLAN
                                    --------

Sec. 1.1 NAME.

         This plan shall be known as the "Incentive Stock Award Plan" (the "Plan").

Sec. 1.2 PURPOSES

         The purposes of the Plan are to establish or increase the equitable ownership in Delta Woodside Industries, Inc. (the "Company") by employees of the Company and/or its subsidiaries and to provide incentives to employees of the Company and/or its subsidiaries through the prospect of such common stock ownership. By thus achieving ownership or the prospect of ownership of the Company's common stock by employees, the Company expects to attract, retain and motivate exceptionally well qualified and competent individuals.

                                   ARTICLE II
                                  PARTICIPANTS
                                  ------------

Sec. 2.1 ELIGIBILITY

         Any management or other key employee of the Company or any subsidiary shall be eligible to receive an Incentive Stock Award (an "Award").

                                   ARTICLE III
                                 ADMINISTRATION
                                 --------------

Sec. 3.1 SELECTION OF AWARDS

         The Board of Directors (the "Board") of the Company shall have the authority from time to time to select employees ("Participants") to receive Awards and the number of shares to be awarded under each such Award. In its discretion, the Board may delegate its authority under the Plan to a committee of the Board (the "Committee") composed solely of two or more "Non-Employee Directors" ( as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any applicable successor rule or regulation (the "Exchange Act").

Sec. 3.2 INTERPRETATION OF PLAN

         The Board (or Committee, as applicable) shall have full and final authority to interpret and administer the Plan and to determine and interpret the terms and conditions of each Incentive Stock Award Agreement.

                                   ARTICLE IV
                  SHARES ELIGIBLE TO BE GRANTED UNDER THE PLAN

Sec. 4.1 NUMBER OF SHARES

         Subject to the provisions of Section 4.2, the aggregate number of shares of common stock of the Company which may be awarded under the Plan shall not exceed 667,000 shares. Such shares may be either shares previously issued and thereafter acquired by the Company or they may be authorized but unissued shares. Any shares covered by an Award (or portion thereof) that have been forfeited pursuant to the provisions of the applicable Incentive Stock Award Agreement shall again become available for the purposes of the Plan.

Sec. 4.2 ANTI-DILUTION

         In the event that the outstanding shares of common stock of the Company hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, or cash or other property, by reason of a merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split, stock dividend or similar event:

                  (a) the aggregate number and kind of shares subject to Awards which shall have been or may thereafter be granted hereunder shall be adjusted appropriately; and

                  (b) the new, additional or different shares and securities and the cash and other property into which the shares subject to outstanding Awards would have been converted (had the shares covered by such Awards been outstanding) shall be considered to be property granted by and subject to the Awards and shall be subject to all of the conditions and restrictions applicable to such Awards and the shares subject to such Awards.

         The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Board (or Committee, as applicable), and any such adjustment may provide for the elimination of fractional shares or security interests.

                                    ARTICLE V
                                      AWARD
                                      -----

Sec. 5.1 AWARD GRANT

         The Board (or Committee, as applicable) shall determine from time to time who is to be a Participant and the number of shares to be awarded; provided, that during any calendar year no Participant may be awarded an aggregate of more than 300,000 shares of common stock under the Plan. Such determination shall be recorded in the minutes of the meeting at which such determination was made.

Sec. 5.2 INCENTIVE STOCK AWARD AGREEMENT

         A Participant shall be entitled to receive an Award only upon execution of an Incentive Stock Award Agreement with the Company. Such Incentive Stock Award Agreement shall be substantially in the form attached hereto but may be modified from time to time by the Board (or Committee, as applicable) consistent with the terms of this Plan.

Sec. 5.3 CASH PURCHASE PRICE OF STOCK

         The cash purchase price to be paid by each Participant in connection with receiving shares covered by an Award (or portion thereof) that has vested pursuant to the provisions of an Incentive Stock Award Agreement shall be $0.01 per share and such sum shall be payable prior to issuance to the Participant of the certificate(s) representing such shares.

Sec. 5.4 FORFEITURE OF AN AWARD (OR PORTION THEREOF)

         The Incentive Stock Award Agreement shall set forth the circumstances under which the Award granted thereby (or portion thereof) shall be forfeited. These circumstances (i) may include the termination of employment of the Participant with the Company, or any subsidiary thereof, for any reason other than death, retirement or permanent total disability, prior to the date set forth in the Incentive Stock Award Agreement when the Award (or relevant portion thereof) shall vest, and (ii) may include such additional circumstances as may be deemed appropriate by the Board (or Committee, as applicable). The forfeiture circumstances may vary among the shares covered by an Award. In the event an Award (or portion thereof) shall be forfeited pursuant to the terms of the applicable Incentive Stock Award Agreement, the Participant shall immediately have no further rights under such Award (or portion thereof) or in the shares covered thereby.

Sec. 5.5 VESTING OF AN AWARD (OR PORTION THEREOF)

         (a) The Incentive Stock Award Agreement shall set forth the circumstances under which the Award granted thereby (or portion thereof) shall vest. With respect to any Award (or portion of an Award) intended to qualify as "performance-based compensation" under Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder, (i) these circumstances shall consist of the achievement of one or more performance-based goals established by the Committee, and such performance-based goals shall be based on one of, or a combination of, the following factors, as the Committee deems appropriate: total stockholder return; revenues, sales, net income, EBIT, EBITDA, stock price, and/or earnings per share; return on assets, net assets, and/or capital; return on stockholders' equity; debt/equity ratio; working capital; quality; the Company's financial performance or the performance of the Company's stock versus peers; cost reduction; productivity; or economic value added; (ii) the Committee shall establish the performance-related goals in writing no later than 90 days after the commencement of the period of service to which the Award relates (and in all events before 25% of the period of service has elapsed); and (iii) the Award shall be made by a Committee, which shall consist solely of two or more directors who are "outside directors" within the meaning of Treasury Regulation
Section 1.162-27(e)(3). The vesting circumstances may vary among the shares covered by an Award.

         (b) In the event an Award (or portion thereof) shall vest pursuant to the terms of the applicable Incentive Stock Award Agreement, the Company shall issue and deliver, or cause to be issued and delivered, to the Participant or his or her legal representative, free from any legend and any other restriction (other than those required by federal or state securities laws or any other applicable law), certificate(s) for the number of shares covered by the vested portion of the Award, subject to receipt by the Company of the cash purchase price described in Section 5.3 above. In addition, at or about such time the Company shall pay the Participant in cash an amount that will be approximately sufficient, after the payment of all applicable federal and state income taxes, to pay the federal and state income taxes which the Participant will incur by virtue of the vesting of such Award (or portion thereof). With respect to any Award (or portion of an Award) intended to qualify as "performance-based compensation" under Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder, no issue of shares, delivery of any certificates or payments shall occur, however, unless and until a Committee consisting solely of two or more directors who are "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) has previously certified in writing that the relevant performance-based goal(s) have been met.

         (c) No stock certificate shall be delivered to a Participant or his or her legal representative unless and until the Participant or his or her legal representative shall have paid to the Company in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of such Participant resulting from the vesting of such Award (or portion thereof).

         (d) (i) Upon any Change of Control, all outstanding Awards, to the extent not vested, shall become immediately vested in their entirety. "Change of Control"shall mean the occurrence of any one of the following: (a) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries taken as a whole to any "person" (within the meaning of Section 13(d) of the Exchange Act) other than one or more wholly-owned subsidiaries of the Company; (b) the adoption of a plan relating to the liquidation or dissolution of the Company;
(c) the first day on which a majority of the members of the Board are not Continuing Directors; or (d) the consummation of any transaction (including without limitation any merger, share exchange or consolidation) the result of which is that any "person" (as defined above), other than an Exempt Person or Exempt Persons, becomes, directly or indirectly, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that an entity or person shall be deemed to have "beneficial ownership" of all shares that any such entity or person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) of more than 30% of the outstanding common stock of the Company; provided that the transactions covered by this clause (d) shall not include the acquisition by the Company of its common stock; provided further, however, that if (x) any "person" (as defined above) becomes, directly or indirectly, the "beneficial owner" (as defined above) of more than 30% of the outstanding common stock of the Company solely as a result of acquisition by the Company of its common stock, (y) such "person" thereafter acquires any additional shares of common stock of the Company and (z) immediately after such acquisition such "person" is, directly or indirectly, the "beneficial owner" (as defined above) of 30% or more of the outstanding common stock of the Company, then such additional acquisition shall constitute a Change of Control.

                  (ii) "Exempt Person" shall mean (a) the Company, (b) any wholly-owned subsidiary of the Company, (c) any individual who immediately before the transaction is an executive officer of the Company, (d) any employee benefit plan of the Company or any of its wholly-owned subsidiaries or (e) any entity or person holding shares of common stock for or pursuant to the terms of any such plan if such entity or person is not a beneficiary of or participant in such plan.

                  (iii) "Continuing Directors" shall mean, as of any date, any member of the Board who (i) was a member of the Board on the date this Plan was adopted by the Board or (ii) was nominated for election or elected to the Board with the approval of a majority of the Continuing Directors who were members of the Board at the time of such nomination or election.

Sec. 5.6 NO RIGHTS AS SHAREHOLDER

         Until the issuance and delivery to the Participant of certificate(s) for such shares by reason of the vesting of an Award (or portion thereof) and payment of the applicable cash purchase price, the Participant shall have none of the rights of a shareholder with respect to the shares covered by an Award.

                                   ARTICLE VI
                                STOCK CERTIFICATE
                                -----------------

Sec. 6.1 STOCK CERTIFICATES

         The Company shall not be required to issue or deliver, or cause to be issued or delivered, any certificate for shares of stock of the Company pursuant to an Incentive Stock Award Agreement executed hereunder prior to fulfillment of all of the following conditions:

                  (a)      the  admission  of such  shares to  listing  on   any
over-the-counter markets and stock exchanges on which the Company's stock is then traded or listed;

                  (b) the completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Board (or Committee, as applicable) in its sole discretion deems necessary or advisable;

                  (c) the obtaining of any approval or other clearance from any federal or state governmental agency which the Board (or Committee, as applicable) shall in its sole discretion determine to be necessary or advisable; and

                  (d) the lapse of such reasonable period of time following the vesting of an Award (or portion thereof) as the Board (or Committee, as applicable) from time to time may establish for reasons of administrative convenience.

                                   ARTICLE VII
                 TERMINATION, AMENDMENT AND MODIFICATION OF PLAN
                 -----------------------------------------------

Sec. 7.1 TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

         The Board (or Committee, as applicable) may at any time and from time to time and in any respect amend, modify or terminate the Plan; provided, however, that no such action of the Board (or Committee, as applicable) without approval of the shareholders of the Company may:

                  (a) increase the total number of shares of common stock covered by the Plan except as contemplated in Section 4.2 hereof; or

                  (b)      change  the $0.01 per share cash purchase price under
Section 5.3;

provided further, that no termination, amendment or modification of the Plan shall in any manner, without the consent of the Participant, affect any Award previously made to a Participant under the Plan.

                                  ARTICLE VIII
                                  MISCELLANEOUS
                                  -------------

Sec. 8.1 EMPLOYMENT

         Nothing in this Plan or in any Award granted hereunder or in any Incentive Stock Award Agreement relating thereto shall confer upon any employee the right to continue in the employ of the Company or any subsidiary.

Sec. 8.2 OTHER COMPENSATION PLANS

         The adoption of this Plan shall not affect any other existing incentive or compensation plans of the Company or any subsidiary, nor shall this Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any subsidiary.

Sec. 8.3 PLAN BINDING ON SUCCESSORS

         This Plan shall be binding upon the successors and assigns of the Company.

Sec. 8.4 SINGULAR, PLURAL; GENDER; HEADINGS

         Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. The headings in this Plan or any Incentive Stock Award Agreement are and shall be for reference purposes only and shall not affect the meaning or interpretation hereof or thereof.

Sec. 8.5 AWARD NOT TRANSFERABLE

         A Participant shall have no right to transfer, assign or hypothecate an Award or, until the portion of an Award covering such shares shall vest, the shares covered by an Award, other than by will or the laws of descent and distribution, and the rights of any purported owner, holder, pledgee or any other person in possession of or claiming any right in such Award or shares shall at all times be subject to the provisions of this Plan and the applicable Incentive Stock Award Agreement.

Sec. 8.6          GOVERNING LAW

         This Plan shall be governed, interpreted and enforced in accordance with the laws of South Carolina without regard to choice of law principles.

                         DELTA WOODSIDE INDUSTRIES, INC.
                         INCENTIVE STOCK AWARD AGREEMENT

         THIS AGREEMENT, effective as of _____________________, _______, by and between Delta Woodside Industries, Inc., a South Carolina corporation (the "Company"), and __________________________ (the "Participant") evidences the grant by the Company of an Incentive Stock Award (this "Award") to purchase an aggregate of ____________ shares of common stock of the Company subject to the terms of the Company's Incentive Stock Award Plan and this Agreement.

Sec. 1. CASH PURCHASE PRICE
        -------------------

         The cash purchase price of the common stock subject to this Award is $0.01 per share.

Sec. 2. ANTI-DILUTION
        -------------

         In the event that the outstanding shares of common stock of the Company hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, or cash or other property, by reason of a merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split, stock dividend or similar event, the new, additional or different shares and securities and the cash and other property into which the shares subject to this Agreement would have been converted (had the shares covered by this Agreement been outstanding) shall be considered to be property granted by and subject to this Agreement and shall be subject to all of the conditions and restrictions applicable to the Award evidenced by, and the shares subject to, this Agreement.

Sec. 3. RESTRICTIONS ON TRANSFER
        ------------------------

         The Participant may not transfer, assign or hypothecate any of the Participant's rights under this Agreement or, until the portion of the Award evidenced hereby covering such shares shall vest, the shares covered by the Award, other than by will or the laws of descent and distribution, and such rights shall be exercisable during the Participant's lifetime only by the Participant.

Sec. 4. FORFEITURE OF AWARD (OR PORTION THEREOF)
        ----------------------------------------

         Upon the occurrence of the following circumstances prior to the vesting of the Award (or portion thereof, as applicable), the Award (or portion thereof) of shares set forth in this Agreement shall be forfeit, and the Participant shall immediately have no further rights under the Award (or portion thereof) or in the shares covered thereby:

         [Insert forfeiture conditions established by the Board (or Committee, if applicable).]

Sec. 5. VESTING OF AWARD (OR PORTION THEREOF)
        -------------------------------------

         Upon the occurrence of the following circumstances, the Award (or portion thereof, as applicable) of shares set forth in this Agreement shall vest:

         [Insert vesting conditions established by the Board (or Committee, if applicable).]

         Upon the vesting of the Award (or portion thereof) set forth in this Agreement pursuant to the terms of this Agreement, the Company shall issue and deliver, or cause to be issued and delivered, to the Participant or his or her legal representative, free from any legend and any other restriction (other than those required by federal or state securities laws or any other applicable law), certificate(s) for the number of shares covered by the vested portion of the Award, subject to the receipt by the Company of the cash purchase price described in Section 1 above. In addition, at or about such time the Company shall pay the Participant in cash an amount that will be approximately sufficient, after the payment of all applicable federal and state income taxes, to pay the federal and state income taxes that the Participant will incur by virtue of the vesting of such Award (or portion thereof).
         No stock certificate shall be delivered to the Participant or his or her legal representative unless and until the Participant shall have paid to the Company in cash the full amount of all federal and state withholding and other employment taxes applicable to the taxable income of the Participant resulting from the vesting of the Participant's Award (or portion thereof).

Sec. 6. NO RIGHTS AS SHAREHOLDER
        ------------------------

         Until the issuance and delivery to the Participant of certificate(s) for shares by reason of the vesting of the Award evidenced by this Agreement (or portion thereof) and payment of the applicable cash purchase price, the Participant shall have none of the rights of a shareholder with respect to the shares covered by an Award.

Sec. 7. STOCK CERTIFICATES
        ------------------

         The Company shall not be required to issue or deliver, or cause to be issued or delivered, any certificate for shares of stock of the Company pursuant to this Agreement, prior to fulfillment of all of the following conditions:

         (a) the admission of such shares to listing on any over-the-counter markets and stock exchanges on which the Company's stock is then traded or listed;
         (b) the completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Board of Directors of the Company (or committee thereof, as applicable) in its sole discretion deems necessary or advisable;
         (c) the obtaining of any approval or other clearance from any federal or state governmental agency that the Company's Board of Directors (or committee thereof) shall in its sole discretion determine to be necessary or advisable; and
         (d) the lapse of such reasonable period of time following the vesting of the Award (or portion thereof) set forth in this Agreement as the Company's Board of Directors (or committee thereof) from time to time establish for reasons of administrative convenience.

Sec. 8. ENFORCEMENT
        -----------

         This Agreement shall be construed, administered and enforced in accordance with and subject to the terms of the Company's Incentive Stock Award Plan, the terms of which are hereby incorporated herein by reference, and the laws of the State of South Carolina, without reference to choice of law principles.

Sec. 9. INCENTIVE STOCK AWARD PLAN
        --------------------------

         Participant acknowledges receipt of the Incentive Stock Award Plan (the "Plan") of the Company. The terms of the Plan are incorporated herein by reference.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

DELTA WOODSIDE INDUSTRIES, INC.                     PARTICIPANT


By:______________________________                   __________________________
Name:____________________________                   Name:_____________________
Title:___________________________

                                                                      APPENDIX 4











                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELTA WOODSIDE INDUSTRIES, INC. IF NOT OTHERWISE SPECIFIED. THIS PROXY WILL BE DEEMED TO GRANT AUTHORITY TO VOTE, AND WILL BE VOTED, FOR ELECTION OF THE DIRECTORS LISTED ON THE REVERSE SIDE OF THIS PROXY AND FOR APPROVAL OF PROPOSALS 2, 3 AND 4.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated October 6, 2000 and the Proxy Statement furnished therewith.

                    Dated this ________________ day of __________________, 2000.

                                        _________________________________ (Seal)

                                        _________________________________ (Seal)

                    NOTE: Signature should agree with name on stock certificate as printed thereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.


              PLEASE DATE, SIGN AND RETURN THIS PROXY. THANK YOU.

                        DELTA WOODSIDE INDUSTRIES, INC.


                                   [GRAPHIC]


                              PLEASE SIGN, DETACH
                             AND RETURN PROXY CARD
                              IN SUPPLIED ENVELOPE






                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
                        DELTA WOODSIDE INDUSTRIES, INC.
                        ANNUAL MEETING, NOVEMBER 7, 2000

PROXY

PLEASE SIGN ON REVERSE SIDE AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE

     The undersigned shareholder of Delta Woodside Industries, Inc., a South Carolina corporation, hereby constitutes and appoints William F. Garrett, William H. Hardman, Jr. and Donald C. Walker, and each of them, attorneys and proxies on behalf of the undersigned to act and vote at the Annual Meeting of shareholders to be held at the Gunter Theater, 320 South Main Street,
Greenville,  South  Carolina,  on  November  7,  2000  at  9:00  A.M.,  and  any
adjournment or adjournments thereof, and the undersigned instructs said attorneys to vote:

1.  Election of Directors:

    _______ FOR all nominees listed below (except as marked to the contrary below)

    _______ WITHHOLD AUTHORITY to vote all nominees listed below

Messrs. W. F. Garrett,  C. C. Guy, J. F. Kane, M. Lennon, E. E. Maddrey,  II, B.
A. Mickel
(INSTRUCTION: To withhold authority to vote for an individual nominee write that nominee's name in the space provided below.)

________________________________________________________________________________

2.   Proposal to approve the Delta Woodside  Industries,  Inc. 2000 Stock Option
     Plan

     ______  FOR          ______  AGAINST           _______  ABSTAIN

3. Proposal to approve the new Delta Woodside Industries, Inc. Incentive Stock Award Plan

     ______  FOR          ______  AGAINST           ______  ABSTAIN

4. Proposal to ratify selection of KPMG LLP as the independent auditors of Delta Woodside Industries, Inc. for fiscal 2001

     ______  FOR          ______  AGAINST           ______  ABSTAIN

5. At their discretion upon such other matters as may properly come before the meeting.

A majority of said attorneys and proxies who shall be present and acting as such at the meeting or any adjournment or adjournments thereof (or, if only one such attorney and proxy may be present and acting, then that one) shall have and may exercise all the powers hereby conferred.

                                     (over)

                                                                      APPENDIX 5











                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELTA WOODSIDE INDUSTRIES INC. IF NOT OTHERWISE SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE DEEMED DIRECTION TO VOTE FOR ELECTION OF THE DIRECTORS LISTED ON THE REVERSE SIDE OF THESE VOTING INSTRUCTIONS AND FOR APPROVAL OF PROPOSALS 2, 3 AND 4.

     The undersigned hereby acknowledged receipt of the Notice of annual Meeting of Shareholders dated October 6, 2000 and the Proxy Statement furnished therewith.

                                       Dated this ________ day of _________ 2000

                                                      ___________________ (Seal)

                                                      ___________________ (Seal)
                             NOTE:  Please sign exactly as name appears at left.

       PLEASE DATE, SIGN AND RETURN THESE VOTING INSTRUCTIONS. THANK YOU.

                        DELTA WOODSIDE INDUSTRIES, INC.



                                   [GRAPHIC]



                               PLASE SIGN, DETACH
                             AND RETURN PROXY CARD
                              IN SUPPLIED ENVELOPE






                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
Voting Instructions

PLEASE SIGN ON REVERSE SIDE AND RETURN

     The undersigned participant in the Savings and Investment Plan of Delta Woodside Industries, Inc., a South Carolina corporation, hereby directs Branch Banking & Trust Company, trustee of such Plan, to vote the undersigned's proportionate share of the shares of common stock of Delta Woodside Industries, Inc. held by such Plan at the Annual Meeting of shareholders to be held at the Gunter Theater, 320 South Main Street, Greenville, South Carolina, on November 7, 2000 at 9:00 A.M., and any adjustment or adjournments thereof, as follows:

1.  Election of Directors:

    _______ FOR all nominees listed below (except as marked to the contrary below)

    _______ WITHHOLD AUTHORITY to vote all nominees listed below

Messrs. W. F. Garrett,  C. C. Guy, J. F. Kane, M. Lennon, E. E. Maddrey,  II, B.
A. Mickel
(INSTRUCTION: To withhold authority to vote for an individual nominee write that nominee's name in the space provided below.)

________________________________________________________________________________

2.   Proposal to approve the Delta Woodside  Industries,  Inc. 2000 Stock Option
     Plan

     ______  FOR          ______  AGAINST           _______  ABSTAIN

3. Proposal to approve the new Delta Woodside Industries, Inc. Incentive Stock Award Plan

     ______  FOR          ______  AGAINST           ______  ABSTAIN

4. Proposal to ratify selection of KPMG LLP as the independent auditors of Delta Woodside Industries, Inc. for fiscal 2001

     ______  FOR          ______  AGAINST           ______  ABSTAIN

5. At their discretion upon such other matters as may properly come before the meeting.

                                     (over)